THE JAMESTOWN FUNDS

Investment Advisor                                        Shareholder Services
Lowe Brockenbrough & Tattersall, Inc.                    c/o MGF Service Corp.
6620 W. Broad Street, Suite 300                                  P.O. Box 5354
Richmond, Virginia 23230-1720                      Cincinnati, Ohio 45201-5354
1-804-288-0404                                                  1-800-443-4249

                                                     February__, 1997

Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of The Jamestown Funds to be held on Friday, February 28, 1997, at 10:00 a.m., Eastern time, at the offices of Lowe Brockenbrough & Tattersall, Inc. (the "Advisor"), 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.

         The Special Meeting has been called because we intend to engage in a corporate reorganization and separation (the "Reorganization") in which the Fixed Income Unit of the Advisor will be operated as a new organization known as Lowe Brockenbrough & Tattersall Strategic Advisors, Inc. and the Equity and Municipal Unit of the Advisor will continue to operate under the name Lowe Brockenbrough & Tattersall, Inc. As a result of the Reorganization, Fred Tattersall will become the sole shareholder of Lowe Brockenbrough & Tattersall Strategic Advisors, Inc. ("LBTSA") and Austin Brockenbrough will become the sole shareholder of Lowe Brockenbrough & Tattersall, Inc. ("LB&T").

         Under the Investment Company Act of 1940, the Reorganization is considered an assignment of the investment advisory agreements between the Advisor and the Trust. The terms of the investment advisory agreements require that we obtain approval from shareholders of new investment advisory agreements for the Funds as a result of the Reorganization. Upon completion of the Reorganization, LB&T will continue to carry on the business of its Equity and Municipal Unit. LBTSA will be operated from the same place of business with the same personnel currently employed by LB&T's Fixed Income Unit, under the new corporate identity of LBTSA.

         If all matters pertaining to the Reorganization are approved by shareholders of each Fund, LB&T will serve as investment advisor to the following Funds:

              The Jamestown Equity Fund
              The Jamestown Balanced Fund
              The Jamestown International Equity Fund
              The Jamestown Tax-Exempt Virginia Fund

LBTSA will serve as investment advisor to the following Funds:

              The Jamestown Bond Fund
              The Jamestown Short Term Bond Fund

         In addition, LBTSA will be retained by LB&T pursuant to a sub-advisory agreement to manage the portion of The Jamestown Balanced Fund's portfolio invested in fixed-income securities.

         The Board of Trustees of the Funds has given full and careful consideration to each of the matters being presented to shareholders and has concluded that the proposals are in the best interests of each Fund and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" each of the matters discussed herein.

         Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy in the postage-paid envelope provided.

                                                      Very truly yours,


                                                      Austin Brockenbrough III


                                                      Fred T. Tattersall

                         WILLIAMSBURG INVESTMENT TRUST
                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 28, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The Jamestown Equity Fund

The undersigned hereby appoints Austin Brockenbrough, III and Fred T. Tattersall, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on February 28, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated February 3, 1997.

                                                Date: ________________________

                                                NOTE: Please sign exactly as
                                                your name appears on this
                                                proxy. If signing for an
                                                estate, trust or corporation,
                                                title or capacity should
                                                be stated. If the shares are
                                                held jointly, both signers
                                                should sign, although the
                                                signature of one will bind
                                                the other.

                                                ______________________________

                                                ______________________________

                                                Signature(s)  PLEASE SIGN IN
                                                THE BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX
BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a new investment advisory agreement with Lowe Brockenbrough &
         Tattersall, Inc. ("LB&T"), to become effective upon the closing of the proposed reorganization of LB&T.

         FOR                  AGAINST                        ABSTAIN
         [   ]                [   ]                          [   ]


2. With respect to the ratification or rejection of the selection of Tait, Weller & Baker as the Fund's independent public accountants for the current fiscal year.

         FOR                  AGAINST                        ABSTAIN
         [   ]                [   ]                          [   ]

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND
RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

                         WILLIAMSBURG INVESTMENT TRUST
                           THE JAMESTOWN EQUITY FUND

------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 28, 1997

------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of The Jamestown Equity Fund (the "Fund"), a series of Williamsburg Investment Trust, will be held at the offices of Lowe Brockenbrough & Tattersall, Inc. at 6620 West Broad Street, Suite 300, Richmond, Virginia 23230, on Friday, February 28, 1997 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. To approve or disapprove a new investment advisory agreement with Lowe Brockenbrough & Tattersall, Inc. ("LB&T"), to become effective upon the closing of the proposed reorganization of LB&T, whereby LB&T will continue to serve as investment advisor to the Fund;

2. To ratify or reject the selection of Tait, Weller & Baker as the Fund's independent public accountants for the current fiscal year; and

3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on January 3, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                        By the order of the Board of Trustees

                                        John F. Splain
                                        Secretary

February 3, 1997

------------------------------------------------------------------------------
Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                         WILLIAMSBURG INVESTMENT TRUST

                    SPECIAL MEETING OF THE SHAREHOLDERS OF
                           THE JAMESTOWN EQUITY FUND
                        To Be Held on February 28, 1997

------------------------------------------------------------------------------

                                PROXY STATEMENT

------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Williamsburg Investment Trust ("the Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. This Proxy Statement and form of proxy were first mailed to shareholders on or about February , 1997.

         The primary purpose of the meeting is to consider a new investment advisory agreement for the Fund as a result of a proposed reorganization (the "Reorganization") of the current investment advisor of the Fund, Lowe Brockenbrough & Tattersall, Inc., by means of a corporate restructuring into separate legal entities known as Lowe Brockenbrough & Tattersall Strategic Advisors, Inc. ("LBTSA"), of which Fred T. Tattersall will become the sole shareholder, and Lowe Brockenbrough & Tattersall, Inc. ("LB&T"), of which Austin Brockenbrough III will become the sole shareholder. Upon completion of the Reorganization, LB&T will continue to manage the equity and balanced accounts of LB&T, including the Fund, and LBTSA will manage the fixed-income accounts formerly managed by LB&T.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed which has no voting instructions as to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

         The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $ and will be paid by LB&T and/or LBTSA. LB&T and/or LBTSA will also pay the preparation, printing and postage costs of the solicitation.

         In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. LB&T and/or LBTSA will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

         The Fund's Annual Report for the fiscal year ended March 31, 1996 and the Fund's most recent semiannual report are available at no charge by writing to the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling the Trust nationwide (toll-free) 800-443-4249.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on January 3, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the record date there were 1,834,078.434 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

         On January 3, 1997 Virginia Management Services Organization, LLC 401(k) Profit Sharing Plan and Trust, 9200 Arboretum Parkway, Suite 130, Richmond, Virginia 23236, owned of record 7.2% of the Fund's outstanding shares and Mary L. McConchie, 4831 Kempsville Greens Parkway, Virginia Beach, Virginia 23462, owned of record 5.1% of the Fund's outstanding shares. According to information available to the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares on the record date.

         If a quorum (more than 50% of the outstanding shares of the Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the new investment advisory agreement with LB&T (Proposal I). The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. If a quorum is present at the meeting but sufficient votes to approve any matter are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         The Trustees of the Trust intend to vote all their shares in favor of the proposal described herein. All Trustees and officers as a group owned of record or beneficially 5.8% of the Fund's outstanding shares on the record date.

I.       APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY
         AGREEMENT WITH LOWE BROCKENBROUGH & TATTERSALL, INC.

         The Trust presently retains LB&T to manage the Fund's investments pursuant to an Investment Advisory Agreement between the Trust and LB&T (the "Present Advisory Agreement"). The Present Advisory Agreement was last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of LB&T or of the Trust (the "Independent Trustees"), on January 29, 1996. LB&T approved the Present Advisory Agreement as sole shareholder of the Fund.

         LB&T and the two shareholders of LB&T, Austin Brockenbrough III and Fred T. Tattersall, have entered into an Agreement and Plan of Reorganization and Corporate Separation (the "Reorganization Agreement") with LBTSA which provides that Mr. Brockenbrough and Mr. Tattersall will cause LB&T to be reorganized, and the Fixed Income Unit of LB&T will be operated as a new Virginia corporation called Lowe Brockenbrough & Tattersall Strategic
Advisors, Inc. ("LBTSA"). The Reorganization Agreement provides that LB&T, LBTSA and their principals will be prohibited from engaging in the offering of, solicitation for and provision of services to competing accounts advised or managed by LB&T and LBTSA. The Equity and Municipal Unit of LB&T will continue to operate as Lowe Brockenbrough & Tattersall, Inc. As a result of this transaction, Mr. Brockenbrough will become the sole shareholder of LB&T and Mr. Tattersall will become the sole shareholder of LBTSA. The Reorganization could be viewed as constituting a "change in control" of LB&T for purposes of the 1940 Act, and a transaction which results in a change of control or management of an investment advisor may be deemed an "assignment" of its investment advisory agreement. The 1940 Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. Accordingly, the Board of Trustees proposes that a new investment advisory agreement between the Trust and LB&T (the "New Advisory Agreement") be approved by shareholders of the Fund.

         The Reorganization will be consummated on February 28, 1997 or such later date as may be agreed to by the parties to the Reorganization Agreement. Consummation of the Reorganization is subject to certain conditions, including, but not limited to: (i) receipt of an opinion from legal counsel that the Reorganization will be a nontaxable transaction under the Internal Revenue Code of 1986; (ii) receipt by both parties to the Reorganization of such licenses, permits, consents and approvals of third parties as are necessary for the consummation of the Reorganization; and (iii) the absence of any injunction, writ or temporary restraining order or any order of any nature issued by a court or governmental agency of competent jurisdiction directing that any material transaction provided for in the Reorganization Agreement may not be consummated.

         Upon completion of the Reorganization, LB&T will retain the services of all of the current management and investment personnel within its Equity and Municipal Unit. The employees of LB&T who currently provide portfolio management services to the Fund are expected to continue to provide such services and there will be no change in their responsibilities with respect to the Fund following the Reorganization. Furthermore, no changes in LB&T's method of operation, or the location where it conducts its business, are contemplated.

         THE NEW ADVISORY AGREEMENT. The terms and conditions of the New Advisory Agreement are substantially identical to those of the Present Advisory Agreement with the exception of the effective date and termination date, and certain other changes described below.

         Under the New Advisory Agreement, LB&T will select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust and the investment objectives, policies and restrictions of the Fund. Pursuant to the New Advisory Agreement, LB&T will also provide certain executive personnel for the Trust and any necessary office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund. LB&T will receive a fee from the Fund, computed and accrued daily and paid monthly, at an annual rate of .65% of the average value of the daily net assets of the Fund up to $500 million and .55% of such assets in excess of $500 million. This is the same fee that LB&T currently receives from the Fund under the

Present Advisory Agreement. During the fiscal year ended March 31, 1996, the Fund paid advisory fees of $79,891 to LB&T for its services as investment advisor to the Fund.

         The New Advisory Agreement directs LB&T to give primary consideration to the best net price and the most favorable execution in the selection of brokers and dealers to execute portfolio transactions for the Fund. Consistent with this obligation, when LB&T believes two or more brokers are comparable in price and execution, LB&T may prefer (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) brokers who are affiliated persons of the Trust or LB&T.

         If the New Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the consummation of the Reorganization. The New Advisory Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by LB&T. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         The New Advisory Agreement provides that LB&T shall not be liable for any error of judgment, mistake of law or any loss whatsoever suffered by the Trust in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from LB&T's willful misfeasance, bad faith or gross negligence or from reckless disregard by LB&T, or a violation of the standard of care established by its obligations thereunder.

         The New Advisory Agreement differs from the Present Advisory Agreement in the following respects:

         (1) The Present Advisory Agreement provides that the Trust will register the Fund's shares in certain states which impose expense limitations on the Fund only with the prior written consent of LB&T. It further limits Fund expenses to the most restrictive expense limitation imposed on the Fund by states in which the Fund is qualified to sell shares, or 2% of the Fund's average daily net assets, if such state limitations are not so restrictive. Recent federal legislation has limited the states in the substantive regulation of mutual funds. Accordingly, states are prohibited from applying any limitations to the expenses of the Fund. Therefore, the New Advisory Agreement does not make any reference to expense limitations which could previously be imposed on the Fund by states in which the Fund is qualified to sell shares. The New Advisory Agreement does, however, continue to require LB&T to reduce its advisory fees to the extent necessary to limit total expenses of the Fund to 2% per annum of its average daily net assets. Furthermore, the Present Advisory Agreement provides for a sharing arrangement between LB&T and the Fund's previous administrator with respect to those amounts which must be reimbursed to the Fund in accordance with this provision. The New Advisory Agreement provides that LB&T is solely responsible for waiving its fees in order to comply with the provision limiting the Fund's total expenses to 2% per annum of its average daily net assets.

         (2) The New Advisory Agreement contains a provision, which is required to be included by the Trust's Agreement and Declaration of Trust, whereby LB&T agrees that the obligations assumed by the Fund pursuant to the New Advisory Agreement shall be limited in all cases to the Fund and its assets, and that LB&T shall not seek satisfaction of any such obligations from the shareholders of the Fund nor from the Trustees.

         (3) The Present Advisory Agreement provides that such Agreement will be construed in accordance with, and governed by, the laws of the State of North Carolina. Such decision was made with respect to the Present Advisory Agreement because the Fund's previous administrator, at the time the Present Advisory Agreement was executed, was located in North Carolina. The Fund's current administrator is not located in North Carolina, and the New Advisory Agreement provides that such Agreement will be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia because LB&T's offices are located in Virginia.

         The New Advisory Agreement is attached as Exhibit A. The description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

         In the event that shareholders of the Fund do not approve the New Advisory Agreement and the Reorganization is consummated, the Board of Trustees will promptly seek to obtain for the Fund interim advisory services either from LB&T or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Reorganization is not consummated for any reason, LB&T will continue to serve as the investment advisor of the Fund pursuant to the terms of the Present Advisory Agreement.

         INFORMATION ON LB&T. LB&T was organized as a Virginia corporation in 1970 and its shares are owned equally by Austin Brockenbrough III and Fred T. Tattersall. LB&T is registered as an investment advisor with the U.S. Securities and Exchange Commission. Its address is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230. The directors and the principal executive officers of LB&T are Mr. Brockenbrough and Mr. Tattersall, who also serve as Trustees of the Trust. Following the Reorganization, Mr. Tattersall will no longer be a shareholder of LB&T or serve as an officer or director of LB&T.

         LB&T serves as the investment advisor to corporations, retirement trusts, pension and profit sharing plans, other businesses and institutional accounts and individuals, having aggregate assets under LB&T's management of approximately $5.5 billion. LB&T also serves as investment advisor to the following series of the Trust:


                                   Net Assets                  Rate of Compensation
Name of Fund                       (Sept 30, 1996)             Paid to LB&T
------------                       ---------------             ------------
The Jamestown                      $63,886,296                 .65% of first
Balanced Fund                                                  $250 million of
                                                               average daily net
                                                               assets; .60% of
                                                               such assets between
                                                               $250 million and
                                                               $500 million; and
                                                               .55% of such assets
                                                               in excess of
                                                               $500 million

The Jamestown                      $27,137,934                 1.00% of average
International Equity                                           daily net assets
Fund

                                            - 8 -





The Jamestown                      $77,867,730                 .375% of average
Bond Fund                                                      daily net assets

The Jamestown                      $ 9,508,901                 .375% of average
Short Term Bond Fund(*)                                        daily net assets

The Jamestown                      $10,503,859                 .40% of first $250
Tax Exempt Virginia                                            million of average
Fund(*)                                                        daily net assets;
                                                               .35% of such assets
                                                               between $250 million
                                                               and $500 million;
                                                               and .30% of such
                                                               assets in excess of
                                                               $500 million

(*) During the fiscal year ended March 31, 1996, LB&T waived a portion of its advisory fee for such series. There is no assurance that any fee waivers will continue in the future.


         New advisory agreements for each of the foregoing series have also been submitted for shareholder approval. If such agreements are approved, and the Reorganization is consummated, LBTSA will replace LB&T as the investment advisor to The Jamestown Bond Fund and the Jamestown Short Term Bond Fund.

         Henry C. Spalding, Jr. is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since the Fund's inception. Mr. Spalding is an officer of the Fund and has been Executive Vice President of LB&T since 1988.

         EVALUATION BY THE BOARD OF TRUSTEES. On February 3, 1997, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Advisory Agreement.

         In considering approval of the New Advisory Agreement, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether the New Advisory Agreement will be in the best interests of the Fund and its shareholders. In making the recommendation to approve the New Advisory Agreement, the Trustees evaluated the experience of LB&T's key personnel in institutional investing, the quality of services LB&T is expected to provide the Fund and the compensation proposed to be paid to LB&T. The Trustees have given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the performance of the Fund as compared to similar mutual funds; (3) the nature and the quality of the services expected to be rendered to the Fund by LB&T; (4) the distinct investment objective and policies of the Fund; (5) that the compensation payable to LB&T under the New Advisory Agreement will be at the same rate as the compensation now payable under the Present Advisory Agreement; (6) that the terms of the New Advisory Agreement are substantially the same as the terms of the Present Advisory Agreement except for different effective and termination dates and certain other changes which the Trustees consider to be non-material; (7) the history, reputation, qualification and background of LB&T, as well as the qualifications of the key personnel of LB&T; (8) the financial condition of LB&T; and (9) the commitment of LB&T and/or LBTSA to pay or reimburse the Fund after the Reorganization for expenses incurred in connection with the Reorganization.

         OTHER INFORMATION. MGF Service Corp. serves as the Fund's administrator, transfer and dividend disbursing agent, and accounting and pricing agent. The address of MGF Service Corp.
is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. MGF Service Corp is a wholly-owned subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Pursuant to an agreement dated December 10, 1996 between the shareholders of Leshner Financial, Inc. and Countrywide Credit Industries, Inc. ("CCI"), CCI has agreed to acquire all of the outstanding common stock of Leshner Financial, Inc. in exchange for newly issued common stock of CCI. Following such acquisition, which is expected to be consummated on or about February 28, 1997, Leshner Financial, Inc. will be a wholly-owned subsidiary of CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE
NEW ADVISORY AGREEMENT.

II.      RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Tait, Weller & Baker has been selected as the Fund's independent public accountants for the current fiscal year by the Board of Trustees, including a majority of the Independent Trustees. The employment of Tait, Weller & Baker is conditional upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

         Tait, Weller & Baker has acted as the Fund's independent public accountants since the Fund's commencement of operations. If the Fund's shareholders do not ratify the selection of Tait, Weller & Baker, other certified public accountants will be considered for selection by the Board of Trustees.

         Representatives of Tait, Weller & Baker are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Tait, Weller & Baker are present, they will be available to respond to appropriate questions from shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE
SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT PUBLIC ACCOUNTANTS.

III.     OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                           By Order of the Board of Trustees

                                           John F. Splain
                                           Secretary

Date: February 3, 1997

-----------------------------------------------------------------
Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, entered into as of [ ], 1997, by and between WILLIAMSBURG INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), on behalf of THE JAMESTOWN EQUITY FUND, and LOWE BROCKENBROUGH & TATTERSALL, INC., a Virginia corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Trust is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Jamestown Equity Fund series of the Trust, and the Adviser is willing to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to The Jamestown Equity Fund series of the Trust (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

         (a) The Trust's Declaration of Trust, as filed with the Commonwealth of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");
         (b) The Trust's Bylaws (such Bylaws, as presently in effect and as they shall from time to time be amended, are herein called the "Bylaws");
         (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;
         (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended, relating to shares of beneficial interest of the Trust (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

         (e) The Fund's Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus").

         The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

         (a)               Will conform its activities to all applicable
                           Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;
         (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more brokers or dealers are comparable in price and execution, the Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) brokers who are affiliated with the Trust or the Adviser, PROVIDED, HOWEVER, that in no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person of the Adviser in principal transactions;
         (c) Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and
         (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

         Notwithstanding the foregoing, the Adviser may obtain the services of an investment counselor or sub-adviser of its choice subject to the approval of the Board of Trustees. The cost of employing such counselor or sub-adviser will be paid by the Adviser and not by the Fund.

4. SERVICES NOT EXCLUSIVE. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby PROVIDED, HOWEVER, that without the written consent of the Trustees, the Adviser will not serve as investment adviser to any other investment company having a similar investment objective to that of the Fund.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust.

6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay the entire cost of the promotion and sale of Fund shares.

         Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the following:

         (a)     Taxes, interest charges and extraordinary expenses;
         (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;
         (c) Fees and expenses of the custodian of the Fund's portfolio securities;
         (d) Fees and expenses of the Fund's administration agent, the Fund's transfer and shareholder servicing agent and the Fund's accounting agent or, if the Trust performs any such services without an agent, the costs of the same;

         (e)      Auditing and legal expenses;
         (f) Cost of maintenance of the Trust's existence as a legal entity;
         (g) Compensation of Trustees who are not interested persons of the Adviser as that term is defined by law;
         (h)      Costs of Trust meetings;
         (i) Federal and State registration or qualification fees and expenses;
         (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;
         (k) The investment advisory fee payable to the Adviser, as provided in paragraph 7 herein; and
         (l) Distribution expenses, but only in accordance with any Distribution Plan as and if approved by the shareholders of the Fund.

         It is understood that the Trustees desire to limit Fund expenses to 2% of average daily net assets. The Adviser agrees to reimburse the Fund for any excess expenses incurred over 2% of average daily net assets. The Adviser shall in no event be required to reimburse an amount greater than its fees received from the Fund pursuant to paragraph 7, below.

7. COMPENSATION. For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, the Fund will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, according to the following schedule:

                   NET ASSETS                        ANNUAL RATE

              First $500 million                        0.65%
              All over $500 million                     0.55%

8.(a) LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8(b) INDEMNIFICATION OF ADVISER. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling
         Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding;
         PROVIDED, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

              As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

              The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to indemnification to which the Adviser may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

              The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. DURATION AND TERMINATION. This Agreement shall be effective on the date hereof and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, PROVIDED such continuance is specifically approved annually:

         (a) By a vote of the majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940
               Act), cast in person at a meeting called for the purpose of voting on such approval; and

         (b) By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

         Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
         Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of this change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. SHAREHOLDER LIABILITY. The Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Agreement and Declaration of Trust of the Trust, which is on file with the Secretary of the Commonwealth of Massachusetts, and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Advisor agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

13. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:                    WILLIAMSBURG INVESTMENT TRUST

By:______________________  By:__________________________

Title:___________________  Title:_______________________

ATTEST:                    LOWE BROCKENBROUGH & TATTERSALL, INC.

By:______________________  By:___________________________

Title:___________________  Title:________________________

                         WILLIAMSBURG INVESTMENT TRUST
                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 28, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The Jamestown Balanced Fund

The undersigned hereby appoints Austin Brockenbrough III and Fred T. Tattersall, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on February 28, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated February 3, 1997.

                                               Date: ________________________

                                               NOTE: Please sign exactly as
                                               your name appears on this
                                               proxy. If signing for an
                                               estate, trust or corporation,
                                               title or capacity should
                                               be stated. If the shares are
                                               held jointly, both signers
                                               should sign, although the
                                               signature of one will bind
                                               the other.

                                               ______________________________

                                               ______________________________

                                               Signature(s)  PLEASE SIGN IN
                                               THE BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX
BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a new investment advisory agreement with Lowe Brockenbrough &
         Tattersall, Inc. ("LB&T"), to become effective upon the closing of the proposed reorganization of LB&T.

         FOR                    AGAINST                           ABSTAIN
         [   ]                  [   ]                             [   ]

2. With respect to the approval or disapproval of a new sub- advisory agreement among Williamsburg Investment Trust, LB&T and Lowe Brockenbrough & Tattersall Strategic Advisors, Inc., to become effective upon the closing of the proposed reorganization of LB&T.

         FOR                    AGAINST                           ABSTAIN
         [   ]                  [   ]                             [   ]

3. With respect to the ratification or rejection of the selection of Tait, Weller & Baker as the Fund's independent public accountants for the current fiscal year.

         FOR                    AGAINST                           ABSTAIN
         [   ]                  [   ]                             [   ]

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES .

                         WILLIAMSBURG INVESTMENT TRUST
                          THE JAMESTOWN BALANCED FUND

-----------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 28, 1997

-----------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of The Jamestown Balanced Fund (the "Fund"), a series of Williamsburg Investment Trust, will be held at the offices of Lowe Brockenbrough & Tattersall, Inc. at 6620 West Broad Street, Suite 300, Richmond, Virginia 23230, on Friday, February 28, 1997 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. To approve or disapprove a new investment advisory agreement with Lowe Brockenbrough & Tattersall, Inc. ("LB&T"), to become effective upon the closing of the proposed reorganization of LB&T, whereby LB&T will continue to serve as investment advisor to the Fund;

2. To approve or disapprove a new sub-advisory agreement among the Trust, LB&T and Lowe, Brockenbrough & Tattersall
         Strategic Advisors, Inc. ("LBTSA"), to become effective upon the closing of the proposed reorganization of LB&T;

3. To ratify or reject the selection of Tait, Weller & Baker as theFund's independent public accountants for the current fiscal year; and

4. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on January 3, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                        By the order of the Board of Trustees

                                        John F. Splain
                                        Secretary

February 3, 1997

---------------------------------------------------------------------------
Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                         WILLIAMSBURG INVESTMENT TRUST

                    SPECIAL MEETING OF THE SHAREHOLDERS OF
                          THE JAMESTOWN BALANCED FUND
                        To Be Held on February 28, 1997

-----------------------------------------------------------------------------

                                PROXY STATEMENT

-----------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Williamsburg Investment Trust ("the Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. This Proxy Statement and form of proxy were first mailed to shareholders on or about February , 1997.

         The primary purpose of the meeting is to consider a new investment advisory agreement for the Fund as a result of a proposed reorganization (the "Reorganization") of the current investment advisor of the Fund, Lowe Brockenbrough & Tattersall, Inc., by means of a corporate restructuring into separate legal entities known as Lowe Brockenbrough & Tattersall Strategic Advisors, Inc. ("LBTSA"), of which Fred T. Tattersall will become the sole shareholder, and Lowe Brockenbrough & Tattersall, Inc. ("LB&T"), of which Austin Brockenbrough III will become the sole shareholder. Upon completion of the Reorganization, LB&T will continue to manage the equity and balanced accounts of LB&T, including the Fund, and LBTSA will manage the fixed-income accounts formerly managed by LB&T. Shareholders are also being asked to approve a new sub-advisory agreement among the Trust, LB&T and LBTSA, whereby LBTSA will be retained to manage that portion of the Fund's portfolio invested in fixed-income securities.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed which has no voting instructions as to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

         The Trust has retained Management Information Services Corp.
("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $ and will be paid by LB&T and/or LBTSA. LB&T and/or LBTSA will also pay the preparation, printing and postage costs of the solicitation.

         In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. LB&T and/or LBTSA will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

         The Fund's Annual Report for the fiscal year ended March 31, 1996 and the Fund's most recent semiannual report are available at no charge by writing to the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling the Trust nationwide (toll-free) 800-443-4249.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on January 3, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the record date, there were 4,680,826.573 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

         On January 3, 1997, Wachovia Bank of North Carolina, N.A., as Trustee for the Halifax Regional Hospital Pension Plan, P.O. Box 3099, Winston-Salem, North Carolina 27102, owned of record 6.7% of the Fund's outstanding shares. According to information available to the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares on the record date.

         If a quorum (more than 50% of the outstanding shares of the Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the new investment advisory agreement with LB&T (Proposal I) and the sub-advisory agreement among the Trust, LB&T and LBTSA (Proposal II). The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than

50% of the outstanding shares. If a quorum is present at the meeting but sufficient votes to approve any matter are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         The Trustees of the Trust intend to vote all their shares in favor of the proposal described herein. All Trustees and officers as a group owned of record or beneficially 1.6% of the Fund's outstanding shares on the record date.

I.       APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY
         AGREEMENT WITH LOWE BROCKENBROUGH & TATTERSALL, INC.

         The Trust presently retains LB&T to manage the Fund's investments pursuant to an Investment Advisory Agreement between the Trust and LB&T (the "Present Advisory Agreement"). The Present Advisory Agreement is dated as of November 2, 1988 and was last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of LB&T or of the Trust (the "Independent Trustees"), on January 29, 1996. The shareholders of the Fund approved the Present Advisory Agreement on August 15, 1990.

         LB&T and the two shareholders of LB&T, Austin Brockenbrough III and Fred T. Tattersall, have entered into an Agreement and Plan of Reorganization and Corporate Separation (the "Reorganization Agreement") with LBTSA which provides that Mr. Brockenbrough and Mr. Tattersall will cause LB&T to be reorganized, and the Fixed Income Unit of LB&T will be operated as a new Virginia corporation called Lowe, Brockenbrough & Tattersall Strategic
Advisors, Inc. ("LBTSA"). The Reorganization Agreement provides that LB&T, LBTSA and their principals will be prohibited from engaging in the offering of, solicitation for and provision of services to competing accounts advised or managed by LB&T and LBTSA. The Equity and Municipal Unit of LB&T will continue to operate as Lowe Brockenbrough & Tattersall, Inc. As a result of this transaction, Mr. Brockenbrough will become the sole shareholder of LB&T and Mr. Tattersall will become the sole shareholder of LBTSA. The Reorganization could be viewed as constituting a "change in control" of LB&T for purposes of the 1940 Act, and a transaction which results in a change of control or management of an investment advisor may be deemed an "assignment" of its investment advisory agreement. The 1940 Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. Accordingly, the Board of Trustees proposes that a new investment advisory agreement between the Trust and LB&T (the "New Advisory Agreement") be approved by shareholders of the Fund.

         The Reorganization will be consummated on February 28, 1997 or such later date as may be agreed to by the parties to the Reorganization Agreement. Consummation of the Reorganization is subject to certain conditions, including, but not limited to: (i) receipt of an opinion from legal counsel that the Reorganization will be a nontaxable transaction under the Internal Revenue Code of 1986; (ii) receipt by both parties to the Reorganization of such licenses, permits, consents and approvals of third parties as are necessary for the consummation of the Reorganization; and (iii) the absence of any injunction, writ or temporary restraining order or any order of any nature issued by a court or governmental agency of competent jurisdiction directing that any material transaction provided for in the Reorganization Agreement may not be consummated.

         Upon completion of the Reorganization, LB&T will retain the services of all of the current management and investment personnel within its Equity and Municipal Unit. The employees of LB&T who currently provide portfolio management services to the Fund are expected to continue to provide such services and there will be no change in their responsibilities with respect to the Fund following the Reorganization, except with respect to the sub- advisory agreement with LBTSA discussed in Item II below. Furthermore, no changes in LB&T's method of operation, or the location where it conducts its business, are contemplated.

         THE NEW ADVISORY AGREEMENT. The terms and conditions of the New Advisory Agreement are substantially identical to those of the Present Advisory Agreement with the exception of the effective date and termination date, and certain other changes described below.

         Under the New Advisory Agreement, LB&T will select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust and the investment objectives, policies and restrictions of the Fund. Pursuant to the New Advisory Agreement, LB&T will also provide certain executive personnel for the Trust and any necessary office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund. LB&T will receive a fee from the Fund, computed and accrued daily and paid monthly, at an annual rate of .65% of the average value of the daily net assets of the Fund up to $250 million;
 .60% of such assets between $250 million and $500 million; and .55% of such assets in excess of $500 million. This is the same fee that LB&T currently receives from the Fund under the Present Advisory Agreement. During the fiscal year ended March 31, 1996, the Fund paid advisory fees of $373,945 to LB&T for its services as investment advisor to the Fund.

         The New Advisory Agreement directs LB&T to give primary consideration to the best net price and the most favorable execution in the selection of brokers and dealers to execute portfolio transactions for the Fund. Consistent with this obligation, when LB&T believes two or more brokers are comparable in price and execution, LB&T may prefer (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) brokers who are affiliated persons of the Trust or LB&T.

         If the New Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the consummation of the Reorganization. The New Advisory Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by LB&T. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         The New Advisory Agreement provides that LB&T shall not be liable for any error of judgment, mistake of law or any loss whatsoever suffered by the Trust in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from LB&T's willful misfeasance, bad faith or gross negligence or from reckless disregard by LB&T, or a violation of the standard of care established by its obligations thereunder.

         The New Advisory Agreement differs from the Present Advisory Agreement in the following respects:

         (1) The Present Advisory Agreement provides that the Trust will register the Fund's shares in certain states which impose expense limitations on the Fund only with the prior written consent of LB&T. It further limits Fund expenses to the most restrictive expense limitation imposed on the Fund by states in which the Fund is qualified to sell shares, or 2% of the Fund's average daily net assets, if such state limitations are not so restrictive. Recent federal legislation has limited the states in the substantive regulation of mutual funds. Accordingly, states are prohibited from applying any limitations to the expenses of the Fund. Therefore, the New Advisory Agreement does not make any reference to expense limitations which could previously be imposed on the Fund by states in which the Fund is qualified to sell shares. The New Advisory Agreement does, however, continue to require LB&T to reduce its advisory fees to the extent necessary to limit total expenses of the Fund to 2% per annum of its average daily net assets. Furthermore, the Present Advisory Agreement provides for a sharing arrangement between LB&T and the Fund's previous administrator with respect to those amounts which must be reimbursed to the Fund in accordance with this provision. The New Advisory Agreement provides that LB&T is solely responsible for waiving its fees in order to comply with the provision limiting the Fund's total expenses to 2% per annum of its average daily net assets.

         (2) The New Advisory Agreement contains a provision, which is required to be included by the Trust's Agreement and Declaration of Trust, whereby LB&T agrees that the obligations assumed by the Fund pursuant to the New Advisory Agreement shall be limited in all cases to the Fund and its assets, and that LB&T shall not seek satisfaction of any such obligations from the shareholders of the Fund nor from the Trustees.

         (3) The Present Advisory Agreement provides that such Agreement will be construed in accordance with, and governed by, the laws of the State of North Carolina. Such decision was made with respect to the Present Advisory Agreement because the Fund's previous administrator, at the time the Present Advisory Agreement was executed, was located in North Carolina. The Fund's current administrator is not located in North Carolina, and the New Advisory Agreement provides that such Agreement will be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia because LB&T's offices are located in Virginia.

         The New Advisory Agreement is attached as Exhibit A. The description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

         In the event that shareholders of the Fund do not approve the New Advisory Agreement and the Reorganization is consummated, the Board of Trustees will promptly seek to obtain for the Fund interim advisory services either from LB&T or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Reorganization is not consummated for any reason, LB&T will continue to serve as the investment advisor of the Fund pursuant to the terms of the Present Advisory Agreement.

         INFORMATION ON LB&T. LB&T was organized as a Virginia corporation in 1970 and its shares are owned equally by Austin Brockenbrough III, and Fred T. Tattersall. LB&T is registered as an investment advisor with the U.S. Securities and Exchange Commission. Its address is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230. The directors and the principal executive officers of LB&T are Mr. Brockenbrough and Mr. Tattersall, who also serve as Trustees of the Trust. Following the Reorganization, Mr. Tattersall will no longer be a shareholder of LB&T or serve as an officer or director of LB&T.

         LB&T serves as the investment advisor to corporations, retirement trusts, pension and profit sharing plans, other business and institutional accounts and individuals, having aggregate assets under LB&T's management of approximately $5.5 billion. LB&T also serves as investment advisor to the following series of the Trust:


                                   Net Assets                   Rate of Compensation
Name of Fund                       (Sept 30, 1996)                   Paid to LB&T
------------                       ---------------              -----------------
The Jamestown                      $23,345,211                  .65% of first
Equity Fund                                                     $500 million of
                                                                average daily net
                                                                assets and .50% of
                                                                such assets over
                                                                $500 million

                                            - 7 -




The Jamestown                      $27,137,934                  1.00% of average
International Equity                                            daily net assets
Fund

The Jamestown                      $77,867,730                  .375% of average
Bond Fund                                                       daily net assets

The Jamestown                      $ 9,508,901                  .375% of average
Short Term Bond Fund(*)                                         daily net assets

The Jamestown                      $10,503,859                  .40% of first $250
Tax Exempt Virginia                                             million of average
Fund(*)                                                         daily net assets;
                                                                .35% of such assets
                                                                between $250 million
                                                                and $500 million;
                                                                and .30% of such
                                                                assets in excess of
                                                                $500 million

(*) During the fiscal year ended March 31, 1996, LB&T waived a portion of its advisory fee for such series. There is no assurance that any fee waivers will continue in the future.


         New advisory agreements for each of the foregoing series have also been submitted for shareholder approval. If such agreements are approved, and the Reorganization is consummated, LBTSA will replace LB&T as the investment advisor to The Jamestown Bond Fund and The Jamestown Short Term Bond Fund.

         Henry C. Spalding, Jr. is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since the Fund's inception. Mr. Spalding is an officer of the Fund and has been Executive Vice President of LB&T since 1988.

         EVALUATION BY THE BOARD OF TRUSTEES. On February 3, 1997, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Advisory Agreement.

         In considering approval of the New Advisory Agreement, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether the New Advisory Agreement will be in the best interests of the Fund and its shareholders. In making the recommendation to approve the New Advisory Agreement, the Trustees evaluated the experience of LB&T's key personnel in institutional investing, the quality of services LB&T is expected to provide the Fund and the compensation proposed to be paid to LB&T. The Trustees have given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the performance of the Fund as compared to similar mutual funds; (3) the nature and the quality of the services expected to be rendered to the Fund by LB&T; (4) the distinct investment objective and policies of the Fund; (5) that the compensation payable to LB&T under the New Advisory Agreement will be at the same rate as the compensation now payable under the Present Advisory Agreement; (6) that the terms of the New Advisory Agreement are substantially the same as the terms of the Present Advisory Agreement except for different effective and termination dates and certain other changes which the Trustees consider to be non-material; (7) the history, reputation, qualification and background of LB&T, as well as the qualifications of the key personnel of LB&T; (8) the financial condition of LB&T; and (9) the commitment of LB&T and/or LBTSA to pay or reimburse the Fund after the Reorganization for expenses incurred in connection with the Reorganization.

         OTHER INFORMATION. MGF Service Corp. serves as the Fund's administrator, transfer and dividend disbursing agent, and accounting and pricing agent. The address of MGF Service Corp. is 312 Walnut Street,
21st Floor, Cincinnati, Ohio 45202. MGF Service Corp is a wholly-owned subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Pursuant to an agreement dated December 10, 1996 between the shareholders of Leshner Financial, Inc. and Countrywide Credit Industries, Inc. ("CCI"), CCI has agreed to acquire all of the outstanding common stock of Leshner Financial, Inc. in exchange for newly issued common stock of CCI. Following such acquisition, which is expected to be consummated on or about February 28, 1997, Leshner Financial, Inc. will be a wholly-owned subsidiary of CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE
NEW ADVISORY AGREEMENT.

II.      APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT
         AMONG THE TRUST, LOWE BROCKENBROUGH & TATTERSALL, INC. AND LOWE BROCKENBROUGH & TATTERSALL STRATEGIC ADVISORS, INC.

         Subject to the approval of the Fund's shareholders described herein, LB&T intends to retain LBTSA to manage that portion of the Fund's portfolio invested in fixed-income securities pursuant to a Sub-Advisory Agreement among the Trust, LB&T and LBTSA. Although LB&T has the capability to manage the Fund's fixed-income portfolio, LB&T believes that for purposes of continuity it is preferable for LBTSA to do so.

         Under the Sub-Advisory Agreement, LBTSA will be employed to select fixed-income securities for investment by the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust and the investment objectives, policies and restrictions of the Fund, and instructions from LB&T.

         LBTSA will receive a fee from the LB&T (not the Fund), paid at the end of each fiscal quarter of the Trust, in the amount of $1,250.

         The Sub-Advisory Agreement directs LBTSA to give primary consideration to the best net price and the most favorable execution in the selection of brokers and dealers to execute fixed-income security portfolio transactions for the Fund.

         If the Sub-Advisory Agreement is approved by the Fund's shareholders, it will become effective on the date of the Reorganization and will remain in force for an initial term of two years, subject to annual approval by (a) the Board of Trustees, or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of approving such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by LB&T. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         The Sub-Advisory Agreement provides that LBTSA shall not be liable for any error of judgment, mistake of law or any loss resulting from any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Sub-Advisory Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Sub-Advisor's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Sub-Advisor in its actions or breach of its duties or obligations thereunder.

         In the event that shareholders of the Fund do not approve the Sub-Advisory Agreement, LB&T will continue to serve as the sole investment advisor of the Fund, either under the Present Advisory Agreement or, if approved by shareholders of the Fund, under the New Advisory Agreement.

         INFORMATION ON LBTSA. LBTSA is a newly organized Virginia corporation, of which Fred T. Tattersall is the sole shareholder. LBTSA's registration as an investment advisor is pending with the U.S. Securities and Exchange Commission but will be effective prior to its becoming the Fund's sub-advisor. Its address is 6620 West Broad Street, Richmond, Virginia 23230. The sole director and the principal executive officer of LBTSA is Fred T. Tattersall.

         Upon completion of the Reorganization, LBTSA will retain the services of all management personnel currently employed within the Fixed Income Unit of LB&T. The employees of LB&T who currently provide fixed-income portfolio management services to the Fund are expected to continue to provide such services as employees of LBTSA, and there will be no change in their responsibilities with respect to the Fund following the Reorganization. Furthermore, LBTSA will conduct its business at the same location where LB&T presently conducts its business.

         EVALUATION BY THE BOARD OF TRUSTEES. On February 3, 1997, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the Sub- Advisory Agreement.

         In considering approval of the Sub-Advisory Agreement, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether the Sub-Advisory Agreement will be in the best interests of the Fund and its shareholders. In making the recommendation to approve the Sub- Advisory Agreement, the Trustees evaluated the experience of LBTSA's key personnel in institutional investing, the quality of services LBTSA is expected to provide the Fund and the compensation proposed to be paid to LBTSA by LB&T. The Trustees have given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the performance of the Fund as compared to similar mutual funds; (2) the nature and the quality of the services expected to be rendered to the Fund by LBTSA; (3) the distinct investment objectives and policies of the Fund; (4) the history, reputation, qualification and background of the key personnel of LBTSA; (5) the financial condition of LBTSA; and (6) the benefits expected to be realized as a result of the Sub-Advisory Agreement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE
SUB-ADVISORY AGREEMENT.

III.     RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Tait, Weller & Baker has been selected as the Fund's independent public accountants for the current fiscal year by the Board of Trustees, including a majority of the Independent Trustees. The employment of Tait, Weller & Baker is conditional upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

         Tait, Weller & Baker has acted as the Fund's independent public accountants since the Fund's commencement of operations. If the Fund's shareholders do not ratify the selection of Tait, Weller & Baker, other certified public accountants will be considered for selection by the Board of Trustees.

         Representatives of Tait, Weller & Baker are not expected to be present at the meeting, although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Tait, Weller & Baker are present, they will be available to respond to appropriate questions from shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT PUBLIC ACCOUNTANTS.

IV. OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                             By Order of the Board of Trustees

                                             John F. Splain
                                             Secretary

Date: February 3, 1997

-----------------------------------------------------------------
Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, entered into as of [ ], 1997, by and between WILLIAMSBURG INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), with respect to THE JAMESTOWN BALANCED FUND, and LOWE BROCKENBROUGH & TATTERSALL, INC., a Virginia corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Trust is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Jamestown Balanced Fund series of the Trust, and the Adviser is willing to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to The Jamestown Balanced Fund series of the Trust (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

         (a) The Trust's Declaration of Trust, as filed with the Commonwealth of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");

         (b) The Trust's Bylaws (such Bylaws, as presently in effect and as they shall from time to time be amended, are herein called the "Bylaws");

         (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

         (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended, relating to shares of beneficial interest of the Trust (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

         (e) The Fund's Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus").

         The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

         (a) Will conform its activities to all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;
         (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more brokers or dealers are comparable in price and execution, the Adviser may prefer:
              (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) brokers who are affiliated with the Trust or the Adviser, PROVIDED, HOWEVER, that in no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person of the Adviser in principal transactions;
         (c) Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and

         (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

         Notwithstanding the foregoing, the Adviser may obtain the services of an investment counselor or sub-adviser of its choice subject to the approval of the Board of Trustees. The cost of employing such counselor or sub-adviser will be paid by the Adviser and not by the Fund.

4. SERVICES NOT EXCLUSIVE. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby PROVIDED, HOWEVER, that without the written consent of the Trustees, the Adviser will not serve as investment adviser to any other investment company having a similar investment objective to that of the Fund.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust.

6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay the entire cost of the promotion and sale of Fund shares.

         Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the following:

         (a)    Taxes, interest charges and extraordinary expenses;
         (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;
         (c) Fees and expenses of the custodian of the Fund's portfolio securities;
         (d) Fees and expenses of the Fund's administration agent, the Fund's transfer and shareholder servicing agent and the Fund's accounting agent or, if the Trust performs any such services without an agent, the costs of the same;
         (e)    Auditing and legal expenses;

         (f)    Cost of maintenance of the Trust's existence as a legal entity;
         (g) Compensation of Trustees who are not interested persons of the Adviser as that term is defined by law;
         (h)    Costs of Trust meetings;
         (i) Federal and State registration or qualification fees and expenses;
         (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;
         (k) The investment advisory fee payable to the Adviser, as provided in paragraph 7 herein; and
         (l) Distribution expenses, but only in accordance with any Distribution Plan as and if approved by the shareholders of the Fund.

         It is understood that the Trustees desire to limit Fund expenses to 2% of average daily net assets. The Adviser agrees to reimburse the Fund for any excess expenses incurred over 2% of average daily net assets. The Adviser shall in no event be required to reimburse an amount greater than its fees received from the Fund pursuant to paragraph 7, below.

7. COMPENSATION. For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, the Fund will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, according to the following schedule:

                  NET ASSETS                         ANNUAL RATE

              First $250 million                        0.65%
              Second $250 million                       0.60%
              All over $500 million                     0.55%

8.(a) LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of udgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8(b) INDEMNIFICATION OF ADVISER. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of
         (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; PROVIDED, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

              As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

              The right of indemnification provided by this Subsection
         8(b) shall not be exclusive of or affect any of the rights to indemnification to which the Adviser may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

              The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. DURATION AND TERMINATION. This Agreement shall be effective on the date hereof and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, PROVIDED such continuance is specifically approved annually:

         (a) By a vote of the majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940
                Act), cast in person at a meeting called for the purpose of voting on such approval; and

         (b) By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

         Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
         Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of this change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. SHAREHOLDER LIABILITY. The Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Agreement and Declaration of Trust of the Trust, which is on file with the Secretary of the Commonwealth of Massachusetts, and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Advisor agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

13. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:                    WILLIAMSBURG INVESTMENT TRUST

By:______________________  By:__________________________

Title:___________________  Title:_______________________

ATTEST:                    LOWE BROCKENBROUGH & TATTERSALL, INC.

By:______________________  By:___________________________

Title:___________________  Title:________________________

                                   EXHIBIT B

                            SUB-ADVISORY AGREEMENT

Lowe Brockenbrough & Tattersall
Strategic Advisers, Inc.
6620 West Broad Street, Suite 300
Richmond, Virginia 23230-1720

Gentlemen:

         Williamsburg Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and subject to the rules and regulations promulgated thereunder. The Trust's shares of beneficial interest are divided into separate series or funds. Each such share of a fund represents an undivided interest in assets, subject to the liabilities, allocated to that fund. Each fund has separate investment objectives and policies. The Jamestown Balanced Fund (the "Fund") has been established as a series of the Trust.

         Lowe Brockenbrough & Tattersall, Inc. (the "Advisor") acts as the investment manager for the Fund pursuant to the terms of an Investment Advisory Agreement. The Advisor is responsible for the coordination of investment of the Fund's assets in portfolio securities. The relative allocation of the Fund's portfolio between equity securities, fixed-income securities and money market instruments and the specific portfolio purchases and sales for the portion of the Fund's portfolio invested in equity securities are to be made by the Advisor. Specific portfolio purchases and sales for the portion of the Fund's portfolio invested in fixed-income securities may be made by the advisory organizations recommended by the Advisor and approved by the Board of Trustees and shareholders of the Trust.

         1. APPOINTMENT AS SUB-ADVISOR. The Trust being duly authorized hereby appoints and employs Lowe Brockenbrough & Tattersall Strategic Advisors, Inc. (the "Sub-Advisor") as the fixed income portfolio manager of the portion of the Fund's portfolio invested in fixed-income securities, on the terms and conditions set forth herein.

         2.   ACCEPTANCE OF APPOINTMENT; STANDARD OF PERFORMANCE.
The Sub-Advisor accepts the appointment as the fixed income portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund in accordance with the provisions of this Agreement.

         3. PORTFOLIO MANAGEMENT SERVICES OF SUB-ADVISOR. The Sub-Advisor is hereby employed and authorized to select fixed-income securities for investment by the Fund, to purchase and sell fixed-income securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, the Sub-Advisor shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Advisor, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Adviser. The Sub-Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. At the Trust's reasonable request, the Sub-Advisor will consult with the Advisor with respect to any decision made by it with respect to the investments of the Fund.

         4. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Trust will provide the Sub-Advisor with the statement of the investment objectives, policies and restrictions applicable to the Fund as contained in the Trust's registration statement under the Act and the Securities Act of 1933, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust will provide the Sub-Advisor with such further information concerning the investment objectives, policies and restrictions applicable thereto as the Sub-Advisor may from time to time reasonably request. The Trust retains the right, on written notice to the Sub-Advisor from the Trust or the Advisor, to modify any such objectives, policies or restrictions in any manner at any time.

         5. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by Star Bank, N.A. or any successor custodian (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund, and the Sub-Advisor shall not have possession or custody thereof. The Sub-Advisor shall advise the Custodian and confirm in writing to the Trust and to the Advisor all investment orders for the Fund placed by it with brokers and dealers. The Sub-Advisor shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Advisor. It shall be the responsibility of the Sub-Advisor to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

         6. ALLOCATION OF BROKERAGE. The Sub-Advisor will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub- Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Sub-Advisor believes two or more brokers or dealers are comparable in price and execution, the Sub-Advisor may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) brokers who are affiliated with the Trust or the Sub-Adviser, PROVIDED, HOWEVER, that in no instance will portfolio securities be purchased from or sold to the Sub-Adviser or any affiliated person of the Sub-Adviser in principal transactions.

         For each fiscal quarter of the Fund, the Sub-Advisor shall prepare and render reports to the Advisor and the Trust's Board of Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

         7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust.

         8. REPORTS TO THE SUB-ADVISOR. The Trust will provide the Sub-Advisor with such periodic reports concerning the status of the Fund as the Sub-Advisor may reasonably request.

         9. FEES FOR SERVICES. For the services provided to the Fund, the Advisor (not the Fund) shall pay the Sub-Advisor a fee equal to $5,000 per year. The Sub-Advisor's fees shall be payable quarterly within ten days following the end of each fiscal quarter of the Trust.

         Pursuant to the provisions of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor is solely responsible for the payment of fees to the Sub-Advisor, and the Sub-Advisor agrees to seek payment of the Sub-Advisor's fees solely from the Advisor.

         10. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISOR. The advisory services furnished by the Sub-Advisor hereunder are not to be deemed exclusive, and the Sub-Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired.

         11. CERTIFICATE OF AUTHORITY. The Trust, the Advisor and the Sub-Advisor shall furnish to each other from time to time certified copies of the resolutions of their Board of Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund, the Advisor and/or the Sub-Advisor.

              12. LIMITATION OF LIABILITY. The Sub-Advisor shall not be liable for any error of judgment, mistake of law or any loss resulting from any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Sub-Advisor's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Sub-Advisor in its actions under this Agreement or breach of its duties or its obligations hereunder. Nothing in this paragraph 12 shall be construed in a manner inconsistent with sections 17(h) and (i) of the Act.

         13. ASSIGNMENT. No assignment of this Agreement shall be made by the Sub-Advisor, and this Agreement shall terminate automatically in the event of such assignment. The Sub-Advisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with the Sub-Advisor.

         14. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST.
The Trust represents, warrants and agrees that:
              A. The Sub-Advisor has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

              B. The Trust will deliver to the Sub-Advisor a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for the Sub- Advisor to carry out its obligations under this Agreement.
              C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Fund by applicable laws and regulations.

         15. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUB-
ADVISOR.  The Sub-Advisor represents, warrants and agrees that:
              A. The Sub-Advisor is registered as an "investment adviser" under the Investment Advisers Act of 1940.
              B. The Sub-Advisor will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Advisor or the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code and applicable state securities laws.
              C. The Sub-Advisor will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty five (45) days of the end of each calendar quarter of each year while this Agreement is in effect, the president or a vice president of the Sub-Advisor shall certify to the Trust that the Sub-Advisor has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Advisor's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Sub-Advisor shall submit to the Trust the reports required to be made to the Sub-Advisor by Rule 17j-1(c)(1).

              D. The Sub-Advisor will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust and to the Advisor.
              E. The Sub-Advisor will immediately notify the Trust and the Advisor of the occurrence of any event which would disqualify the Sub-Advisor from serving as an investment advisor of an investment company pursuant to
Section 9(a) of the Act or otherwise.

         16. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Sub-Advisor and the Trust, which amendment, other than amendments to schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

         17. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date of its execution and shall remain in force for a period of two years, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Advisor or the Sub- Advisor, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

         18. TERMINATION. This Agreement may be terminated by the Trust, by the Advisor or by the Sub-Advisor, without the payment of any penalty, immediately upon written notice to the other in the event of any breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

         19. SHAREHOLDER LIABILITY. The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Agreement and Declaration of Trust of the Trust, which is on file with the Secretary of the Commonwealth of Massachusetts, and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Sub-Advisor agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

         20. DEFINITIONS. As used in paragraphs 13 and 17 of this Agreement, the terms "assignment," "interested person" and "vote of a majority of the outstanding voting majorities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         21. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Virginia.

LOWE BROCKENBROUGH &                           WILLIAMSBURG INVESTMENT TRUST
TATTERSALL, INC.

By:__________________________                  By:__________________________

Title:______________________                   Title:________________________

Date:                                          Date:

                                  ACCEPTANCE

                  The foregoing Agreement is hereby accepted.


                                                 LOWE BROCKENBROUGH &
                                                 TATTERSALL STRATEGIC
                                                 ADVISORS, INC.

                                                 By:__________________________

                                                 Title:_______________________

                                                 Date:

                         WILLIAMSBURG INVESTMENT TRUST
                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 28, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The Jamestown International Equity Fund

The undersigned hereby appoints Austin Brockenbrough, III and Fred T. Tattersall, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on February 28, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated February 3, 1997.

                                                Date: ________________________

                                                NOTE: Please sign exactly as
                                                your name appears on this
                                                proxy. If signing for an
                                                estate, trust or corporation,
                                                title or capacity should
                                                be stated. If the shares are
                                                held jointly, both signers
                                                should sign, although the
                                                signature of one will bind
                                                the other.

                                                ______________________________

                                                ______________________________

                                                Signature(s)  PLEASE SIGN IN
                                                THE BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval of a new investment advisory agreement with Lowe Brockenbrough & Tattersall, Inc.
         ("LB&T"), to become effective upon the closing of the proposed reorganization of LB&T.

         FOR                       AGAINST                         ABSTAIN
         [   ]                     [   ]                           [   ]

2. With respect to the approval or disapproval of a new sub- advisory agreement among Williamsburg Investment Trust, LB&T and Oechsle International Advisors, L.P., to become effective upon the closing of the proposed reorganization of LB&T.

         FOR                       AGAINST                         ABSTAIN
         [   ]                     [   ]                           [   ]

3. With respect to the ratification or rejection of the selection of Tait, Weller & Baker as the Fund's independent public accountants for the current fiscal year.

         FOR                       AGAINST                        ABSTAIN
         [   ]                     [   ]                          [   ]

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND
RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

                         WILLIAMSBURG INVESTMENT TRUST
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 28, 1997

------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of The Jamestown International Equity Fund (the "Fund"), a series of Williamsburg Investment Trust, will be held at the offices of Lowe Brockenbrough & Tattersall, Inc. at 6620 West Broad Street, Suite 300, Richmond, Virginia 23230, on Friday, February 28, 1997 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. To approve or disapprove a new investment advisory agreement with Lowe Brockenbrough & Tattersall, Inc. ("LB&T"), to become effective upon the closing of the proposed reorganization of LB&T, whereby LB&T will continue to serve as investment advisor to the Fund;

2. To approve or disapprove a new sub-advisory agreement among the Trust, LB&T and Oechsle International Advisors, L.P., to become effective upon the closing of the proposed reorganization of LB&T;

3. To ratify or reject the selection of Tait, Weller & Baker as the Fund's independent public accountants for the current fiscal year; and

4. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on January 3, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                        By the order of the Board of Trustees

                                        John F. Splain
                                        Secretary

February 3, 1997

-----------------------------------------------------------------
Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                         WILLIAMSBURG INVESTMENT TRUST

                    SPECIAL MEETING OF THE SHAREHOLDERS OF
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND
                        To Be Held on February 28, 1997

------------------------------------------------------------------------------

                                PROXY STATEMENT

------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Williamsburg Investment Trust ("the Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. This Proxy Statement and form of proxy were first mailed to shareholders on or about February , 1997.

         The primary purpose of the meeting is to consider a new investment advisory agreement and a new sub-advisory agreement for the Fund as a result of a proposed reorganization (the "Reorganization") of the current investment manager of the Fund, Lowe Brockenbrough & Tattersall, Inc., by means of a corporate restructuring into separate legal entities known as Lowe Brockenbrough & Tattersall Strategic Advisors, Inc. ("LBTSA"), of which Fred
T. Tattersall will become the sole shareholder, and Lowe Brockenbrough & Tattersall, Inc. ("LB&T"), of which Austin Brockenbrough III will become the sole shareholder. Upon completion of the Reorganization, LB&T will continue to manage the equity and balanced accounts of LB&T, including the Fund, and LBTSA will manage the fixed-income accounts formerly managed by LB&T.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed which has no voting instructions as to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

         The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $ and will be paid by LB&T and/or LBTSA. LB&T and/or LBTSA will also pay the preparation, printing and postage costs of the solicitation.

         In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. LB&T and/or LBTSA will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

         The Fund's most recent semiannual report is available at no charge by writing to the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling the Trust nationwide (toll-free) 800- 443-4249.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on January 3, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the record date there were 2,920,221.056 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

         On January 3, 1997, Oechsle International Advisors Profit Sharing Trust, One International Place, Boston, Massachusetts 02110, owned of record 5.7% of the Fund's outstanding shares and Consolidated Shoe Co., Inc., P.O. Box 10549, Lynchburg, Virginia 24506, together with its Pension Plan and its Profit Sharing Plan, owned of record 8.1% of the Fund's outstanding shares. According to information available to the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares on the record date.

         If a quorum (more than 50% of the outstanding shares of the Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the new investment advisory agreement with LB&T (Proposal I) and the new sub-advisory agreement among the Trust, LB&T and Oechsle International Advisors, L.P. (Proposal II). The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. If a quorum is present at the meeting but sufficient votes to approve any matter are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         The Trustees of the Trust intend to vote all their shares in favor of the proposal described herein. All Trustees and officers as a group owned of record or beneficially 1.7% of the Fund's outstanding shares on the record date.

I.       APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY
         AGREEMENT WITH LOWE BROCKENBROUGH & TATTERSALL, INC.

         The Trust presently retains LB&T to manage the Fund's investments pursuant to an Investment Advisory Agreement between the Trust and LB&T (the "Present Advisory Agreement"). The Present Advisory Agreement is dated April 1, 1996 and was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of LB&T or of the Trust (the "Independent Trustees"), on January 29, 1996. LB&T approved the Present Advisory Agreement as sole shareholder of the Fund.

         LB&T and the two shareholders of LB&T, Austin Brockenbrough III and Fred T. Tattersall, have entered into an Agreement and Plan of Reorganization and Corporate Separation (the "Reorganization Agreement") with LBTSA which provides that Mr. Brockenbrough and Mr. Tattersall will cause LB&T to be reorganized, and the Fixed Income Unit of LB&T will be operated as a new Virginia corporation called Lowe Brockenbrough & Tattersall Strategic
Advisors, Inc. ("LBTSA"). The Reorganization Agreement provides that LB&T, LBTSA and their principals will be prohibited from engaging in the offering of, solicitation for and provision of services to competing accounts advised or managed by LB&T and LBTSA. The Equity and Municipal Unit of LB&T will continue to operate as Lowe Brockenbrough & Tattersall, Inc. As a result of this transaction, Mr. Brockenbrough will become the sole shareholder of LB&T and Mr. Tattersall will become the sole shareholder of LBTSA. The Reorganization could be viewed as constituting a "change in control" of LB&T for purposes of the 1940 Act, and a transaction which results in a change of control or management of an investment advisor may be deemed an "assignment" of its investment advisory agreement. The 1940 Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. Accordingly, the Board of Trustees proposes that a new investment advisory agreement between the Trust and LB&T (the "New Advisory Agreement") be approved by shareholders of the Fund.

         The Reorganization will be consummated on February 28, 1997 or such later date as may be agreed to by the parties to the Reorganization Agreement. Consummation of the Reorganization is subject to certain conditions, including, but not limited to: (i) receipt of an opinion from legal counsel that the Reorganization will be a nontaxable transaction under the Internal Revenue Code of 1986; (ii) receipt by both parties to the Reorganization of such licenses, permits, consents and approvals of third parties as are necessary for the consummation of the Reorganization; and (iii) the absence of any injunction, writ or temporary restraining order or any order of any nature issued by a court or governmental agency of competent jurisdiction directing that any material transaction provided for in the Reorganization Agreement may not be consummated.

         Upon completion of the Reorganization, LB&T will retain the services of all of the current management and investment personnel within its Equity and Municipal Unit. The employees of LB&T who currently provide portfolio management services to the Fund are expected to continue to provide such services and there will be no change in their responsibilities with respect to the Fund following the Reorganization. Furthermore, no changes in LB&T's method of operation, or the location where it conducts its business, are contemplated.

         THE NEW ADVISORY AGREEMENT. The terms and conditions of the New Advisory Agreement are substantially identical to those of the Present Advisory Agreement with the exception of the effective date and termination date, and certain other changes described below.

         Under the New Advisory Agreement, LB&T, or a sub-adviser retained by LB&T, will select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust and the investment objectives, policies and restrictions of the Fund. Pursuant to the New Advisory Agreement, LB&T will also provide certain executive personnel for the Trust and any necessary office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.
LB&T will receive a fee from the Fund, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average value of the daily net assets of the Fund. This is the same fee that LB&T currently receives from the Fund under the Present Advisory Agreement.

         The New Advisory Agreement directs LB&T, or a sub-adviser retained by LB&T, to give primary consideration to the best net price and the most favorable execution in the selection of brokers and dealers to execute portfolio transactions for the Fund. Consistent with this obligation, when LB&T believes two or more brokers are comparable in price and execution, LB&T may prefer (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) brokers who are affiliated persons of the Trust or LB&T.

         If the New Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the consummation of the Reorganization. The New Advisory Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by LB&T. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         The New Advisory Agreement provides that LB&T shall not be liable for any error of judgment, mistake of law or any loss whatsoever suffered by the Trust in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from LB&T's willful misfeasance, bad faith or gross negligence or from reckless disregard by LB&T, or a violation of the standard of care established by its obligations thereunder.

         The New Advisory Agreement differs from the Present Advisory Agreement in the following respects:

         (1) The Present Advisory Agreement provides that the Trust will register the Fund's shares in certain states which impose expense limitations on the Fund only with the prior written consent of LB&T. It further limits Fund expenses to the most restrictive expense limitation imposed on the Fund by states in which the Fund is qualified to sell shares, or 2% of the Fund's average daily net assets, if such state limitations are not so restrictive. Recent federal legislation has limited the states in the substantive regulation of mutual funds. Accordingly, states are prohibited from applying any limitations to the expenses of the Fund. Therefore, the New Advisory Agreement does not make any reference to expense limitations which could previously be imposed on the Fund by states in which the Fund is qualified to sell shares. The New Advisory Agreement does, however, continue to require LB&T to reduce its advisory fees to the extent necessary to limit total expenses of the Fund to 2% per annum of its average daily net assets.

         (2) The New Advisory Agreement contains a provision, which is required to be included by the Trust's Agreement and Declaration of Trust, whereby LB&T agrees that the obligations assumed by the Fund pursuant to the New Advisory Agreement shall be limited in all cases to the Fund and its assets, and that LB&T shall not seek satisfaction of any such obligations from the shareholders of the Fund nor from the Trustees.

         The New Advisory Agreement is attached as Exhibit A. The description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

         In the event that shareholders of the Fund do not approve the New Advisory Agreement and the Reorganization is consummated, the Board of Trustees will promptly seek to obtain for the Fund interim advisory services either from LB&T or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Reorganization is not consummated for any reason, LB&T will continue to serve as the investment advisor of the Fund pursuant to the terms of the Present Advisory Agreement.

         INFORMATION ON LB&T. LB&T was organized as a Virginia corporation in 1970 and its shares are owned equally by Austin Brockenbrough III, and Fred T. Tattersall. LB&T is registered as an investment advisor with the U.S. Securities and Exchange Commission. Its address is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230. The directors and the principal executive officers of LB&T are Mr. Brockenbrough and Mr. Tattersall, who also serve as Trustees of the Trust. Following the Reorganization, Mr. Tattersall will no longer be a shareholder of LB&T or serve as an officer or director of LB&T.

         LB&T serves as the investment advisor to corporations, retirement trusts, pension and profit sharing plans, other businesses and institutional accounts and individuals, having aggregate assets under LB&T's management of approximately $5.5 billion. LB&T also serves as investment advisor to the following series of the Trust:


                                   Net Assets                     Rate of Compensation
Name of Fund                       (Sept 30, 1996)                Paid to LB&T
------------                       ---------------                ------------
The Jamestown                      $23,345,211                    .65% of first
Equity Fund                                                       $500 million of
                                                                  average daily net
                                                                  assets and .50% of
                                                                  such assets over
                                                                  $500 million

The Jamestown                      $63,886,296                    .65 of first $250
Balanced Fund                                                     million of average
                                                                  daily net assets;
                                                                  .60% of such assets
                                                                  between $250 million
                                                                  and $500 million;
                                                                  and .55% of such
                                                                  assets in excess
                                                                  of $500 million

The Jamestown                      $77,867,730                    .375% of average
Bond Fund                                                         daily net assets

The Jamestown                      $ 9,508,901                    .375% of average
Short Term Bond Fund(*)                                           daily net assets

The Jamestown                      $10,503,859                    .40% of first $250
Tax Exempt Virginia                                               million of average
Fund(*)                                                           daily net assets;
                                                                  .35% of such assets
                                                                  between $250 million
                                                                  and $500 million;
                                                                  and .30% of such
                                                                  assets in excess of
                                                                  $500 million

(*) During the fiscal year ended March 31, 1996, LB&T waived a portion of its advisory fee for such series. There is no assurance that any fee waivers will continue in the future.

         New advisory agreements for each of the foregoing series have also been submitted for shareholder approval. If such agreements are approved, and the Reorganization is consummated, LBTSA will replace LB&T as the investment advisor to The Jamestown Bond Fund and The Jamestown Short Term Bond Fund.

         EVALUATION BY THE BOARD OF TRUSTEES. On February 3, 1997, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Advisory Agreement.

         In considering approval of the New Advisory Agreement, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether the New Advisory Agreement will be in the best interests of the Fund and its shareholders. In making the recommendation to approve the New Advisory Agreement, the Trustees evaluated the experience of LB&T's key personnel in institutional investing, the quality of services LB&T is expected to provide to the Fund and the compensation proposed to be paid to LB&T. The Trustees have given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the performance of the Fund as compared to similar mutual funds; (3) the nature and the quality of the services expected to be rendered to the Fund by LB&T; (4) the distinct investment objective and policies of the Fund; (5) that the compensation payable to LB&T under the New Advisory Agreement will be at the same rate as the compensation now payable under the Present Advisory Agreement; (6) that the terms of the New Advisory Agreement are substantially the same as the terms of the Present Advisory Agreement except for different effective and termination dates and certain other changes which the Trustees consider to be non-material; (7) the history, reputation, qualification and background of LB&T, as well as the qualifications of the key personnel of LB&T; (8) the financial condition of LB&T; and (9) the commitment of LB&T and/or LBTSA to pay or reimburse the Fund after the Reorganization for expenses incurred in connection with the Reorganization.

         OTHER INFORMATION. MGF Service Corp. serves as the Fund's administrator, transfer and dividend disbursing agent, and accounting and pricing agent. The address of MGF Service Corp.
is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. MGF Service Corp is a wholly-owned subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Pursuant to an agreement dated December 10, 1996 between the shareholders of Leshner Financial, Inc. and Countrywide Credit Industries, Inc. ("CCI"), CCI has agreed to acquire all of the outstanding common stock of Leshner Financial, Inc. in exchange for newly issued common stock of CCI. Following such acquisition, which is expected to be consummated on or about February 28, 1997, Leshner Financial, Inc. will be a wholly-owned subsidiary of CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE
NEW ADVISORY AGREEMENT.

II.      APPROVAL OF DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT
         AMONG THE TRUST, LOWE BROCKENBROUGH & TATTERSALL, INC. AND OECHSLE INTERNATIONAL ADVISORS, L.P.

         LB&T has retained Oechsle International Advisors, L.P. ("OIA") to manage the Fund's investments pursuant to a Sub- Advisory Agreement among the Trust, OIA and LB&T (the "Present Sub-Advisory Agreement"). The Present Sub-Advisory Agreement is dated April 1, 1996 and was approved by the Board of Trustees, including a majority of the Independent Trustees, on January 29, 1996. LB&T, as sole shareholder of the Fund, approved the Present Sub-Advisory Agreement.

         The Reorganization could be viewed as constituting a "change in control" of LB&T, a party to the Present Sub-Advisory Agreement, for purposes of the 1940 Act and cause the "assignment" and resulting termination of the Present Sub- Advisory Agreement. Accordingly, the Board of Trustees proposes that a new subadvisory agreement among the Trust, OIA and LB&T (the "New Sub-Advisory Agreement") be approved by shareholders of the Fund.

         THE NEW SUB-ADVISORY AGREEMENT. The terms and conditions of the New Sub-Advisory Agreement are identical in all material respects to those of the Present Sub-Advisory Agreement with the exception of the effective and termination dates.

     Under the New Sub-Advisory Agreement, OIA will select the portfolio securities for investment by the Fund, purchase and sell securities for the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, subject to the supervision and control of LB&T and the Board of Trustees, such specific instructions as the Board of Trustees may adopt and communicate to OIA, the investment objectives, policies and restrictions of the Fund and instructions from LB&T. LB&T (not the Fund) will pay OIA a fee for these services, computed and paid monthly, equal to one-half of the advisory fee (net of fee waivers whether they be required by law or undertaken voluntarily) received by LB&T from the Fund. This is the same fee that OIA currently receives from LB&T under the Present Sub-Advisory Agreement. LB&T is solely responsible for the payment of fees to OIA and OIA agrees to seek payment of its fees solely from LB&T.

         If the New Sub-Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the consummation of the Reorganization. The New Sub-Advisory Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement may terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, by LB&T or by OIA. The New Sub- Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         The New Sub-Advisory Agreement provides that OIA shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights conferred upon it by such Agreement, or in accordance with specific instructions from the Trust, provided that such acts or omissions shall not have resulted from OIA's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to OIA in its actions under such Agreement, or breach of its obligations thereunder.

         The New Sub-Advisory Agreement is attached as Exhibit B. The description set forth in this Proxy Statement of the New Sub- Advisory Agreement is qualified in its entirety by reference to Exhibit B.

         In the event that shareholders of the Fund do not approve the New Sub-Advisory Agreement and the Reorganization is consummated, the Board of Trustees will promptly seek to obtain for the Fund interim subadvisory services either from OIA or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new subadvisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Reorganization is not consummated for any reason, OIA will continue to serve as the sub-adviser of the Fund pursuant to the terms of the Present Sub- Advisory Agreement.

         INFORMATION ON OIA. OIA is a Limited Partnership of which Oechsle Group, L.P. is the General Partner. The limited partners are Dresdner Asset Management (U.S.A.) Corporation (a subsidiary of Dresdner Bank A.G.) and the OIA Limited Partnership Interest Trust (which is beneficially owned by the employees of OIA). The Managing Partner of Oechsle Group, L.P. is Walter Oechsle. The address of OIA and Oechsle Group, L.P. is One International Place, Boston, Massachusetts 02110.

         EVALUATION BY THE BOARD OF TRUSTEES. On February 3, 1997, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Sub-Advisory Agreement.

         In considering approval of the New Sub-Advisory Agreement, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether the New Sub-Advisory Agreement will be in the best interests of the Fund and its shareholders. In making the recommendation to approve the New Sub-Advisory Agreement, the Trustees evaluated the experience of OIA's key personnel in institutional investing, the quality of services OIA is expected to provide to the Fund and the compensation proposed to be paid to OIA by LB&T. The Trustees have given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the performance of the Fund as compared to similar mutual funds; (2) the nature and the quality of the services expected to be rendered to the Fund by OIA;
(3) the distinct investment objective and policies of the Fund; (4) that the compensation payable to OIA under the New Sub-Advisory Agreement will be at the same rate as the compensation now payable to OIA under the Present Sub-Advisory Agreement; (5) that the terms of the New Sub-Advisory Agreement substantially identical in all material respects as the terms of the Present Sub-Advisory Agreement except for different effective and termination dates;
(6) the history, reputation, qualification and background of OIA, as well as the qualifications of the key personnel of OIA; (7) the financial condition of OIA; and (8) the benefits expected to be realized as a result of the New Sub-Advisory Agreement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE
NEW SUB-ADVISORY AGREEMENT.

III.     RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Tait, Weller & Baker has been selected as the Fund's independent public accountants for the current fiscal year by the Board of Trustees, including a majority of the Independent Trustees. The employment of Tait, Weller & Baker is conditional upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

         Tait, Weller & Baker has acted as the Fund's independent public accountants since the Fund's commencement of operations. If the Fund's shareholders do not ratify the selection of Tait, Weller & Baker, other certified public accountants will be considered for selection by the Board of Trustees.

         Representatives of Tait, Weller & Baker are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Tait, Weller & Baker are present, they will be available to respond to appropriate questions from shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE
SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT PUBLIC ACCOUNTANTS.

IV.      OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                        By Order of the Board of Trustees

                                        John F. Splain
                                        Secretary

Date: February 3, 1997

-----------------------------------------------------------------
Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.

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                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, entered into as of [ ], 1997, by and between WILLIAMSBURG INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), on behalf of THE JAMESTOWN INTERNATIONAL EQUITY FUND, and LOWE BROCKENBROUGH & TATTERSALL, INC., a Virginia corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Trust is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Jamestown International Equity Fund series of the Trust, and the Adviser is willing to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to The Jamestown International Equity Fund series of the Trust (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

         (a) The Trust's Declaration of Trust, as filed with the Commonwealth of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");

         (b) The Trust's By-Laws (such Bylaws, as presently in effect and as they shall from time to time be amended, are herein called the "Bylaws");

         (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

         (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended, relating to shares of beneficial interest of the Trust (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

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         (e)  The Fund's Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus").

         The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

         (a)               Will conform its activities to all applicable
                           Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;
         (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more brokers or dealers are comparable in price and execution, the Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) brokers who are affiliated with the Trust or the Adviser, PROVIDED, HOWEVER, that in no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person of the Adviser in principal transactions;
         (c) Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and
         (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

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         Notwithstanding the foregoing, the Adviser may obtain the services of an investment counselor or sub-adviser of its choice subject to the approval of the Board of Trustees. The cost of employing such counselor or sub-adviser will be paid by the Adviser and not by the Fund.

4. SERVICES NOT EXCLUSIVE. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby PROVIDED, HOWEVER, that without the written consent of the Trustees, the Adviser will not serve as investment adviser to any other investment company having a similar investment objective to that of the Fund.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust.

6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay the entire cost of the promotion and sale of Fund shares.

         Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the following:

         (a)  Taxes, interest charges and extraordinary expenses;
         (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;
         (c) Fees and expenses of the custodian of the Fund's portfolio securities;
         (d) Fees and expenses of the Fund's administration agent, the Fund's transfer and shareholder servicing agent or, if the Trust performs any such services without an agent, the costs of the same;
         (e)  Auditing and legal expenses;
         (f)  Cost of maintenance of the Trust's existence as a legal entity;
         (g) Compensation of Trustees who are not interested persons of the Adviser as that term is defined by law;

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         (h)  Costs of Trust meetings;
         (i) Federal and State registration or qualification fees and expenses;
         (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;
         (k) The investment advisory fee payable to the Adviser, as provided in paragraph 7 herein; and
         (l) Distribution expenses, but only in accordance with any Distribution Plan as and if approved by the shareholders of the Fund.

         It is understood that the Trustees desire to limit Fund expenses to 2% of average daily net assets. The Adviser agrees to reimburse the Fund for any excess expenses incurred over 2% of average daily net assets. The Adviser shall in no event be required to reimburse an amount greater than its fees received from the Fund pursuant to paragraph 7, below.

7. COMPENSATION. For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, the Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, at the annual rate of 1.00% of the Fund's average daily net assets.

8.(a) LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment, mistake of law or any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8(b) INDEMNIFICATION OF ADVISER. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to

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         any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; PROVIDED, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

              As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by

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         the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

              The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to indemnification to which the Adviser may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

              The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. DURATION AND TERMINATION. This Agreement shall be effective on the date hereof and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, PROVIDED such continuance is specifically approved annually:

         (a) By a vote of the majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940
              Act), cast in person at a meeting called for the purpose of voting on such approval; and

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         (b)  By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

         Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
         Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of this change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. SHAREHOLDER LIABILITY. The Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Agreement and Declaration of Trust of the Trust, which is on file with the Secretary of the Commonwealth of Massachusetts, and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Advisor agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

13. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia.

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         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:                       WILLIAMSBURG INVESTMENT TRUST

By:______________________     By:__________________________

Title:___________________     Title:_______________________

ATTEST:                       LOWE BROCKENBROUGH & TATTERSALL, INC.

By:______________________     By:___________________________

Title:___________________     Title:________________________

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                                   EXHIBIT B

                            SUB-ADVISORY AGREEMENT

Oechsle International Advisors, L.P.
One International Place
Boston, Massachusetts 02110

Gentlemen:

         Williamsburg Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and subject to the rules and regulations promulgated thereunder. The Trust's shares of beneficial interest are divided into separate series or funds. Each such share of a fund represents an undivided interest in the assets, subject to the liabilities, allocated to that fund. Each fund has separate investment objectives and policies. The Jamestown International Equity Fund (the "Fund") has been established as a series of the Trust.

         Lowe, Brockenbrough & Tattersall, Inc. (the "Adviser") acts as the investment manager for the Fund pursuant to the terms of an Investment Advisory Agreement. The Adviser is responsible for the coordination of investment of the Fund's assets in portfolio securities. However, specific portfolio purchases and sales for the investment portfolio of the Fund may be made by advisory organizations recommended by the Adviser and approved by the Board of Trustees of the Trust.

         1. APPOINTMENT AS SUB-ADVISER. The Trust being duly authorized hereby appoints and employs Oechsle International

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Advisors, L.P. (the "Sub-Adviser") as the discretionary portfolio manager of the Fund, on the terms and conditions set forth herein.

         2. ACCEPTANCE OF APPOINTMENT; STANDARD OF PERFORMANCE. The Sub-Adviser accepts the appointment as the discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund in accordance with the provisions of this Agreement.

         3. PORTFOLIO MANAGEMENT SERVICES OF SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, the Sub- Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, the provisions of Schedule A hereto and instructions from the Adviser. The Sub-Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective,

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policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule A hereto (as amended from time to time). At the Trust's reasonable request, the Sub-Adviser will consult with the Adviser with respect to any decision made by it with respect to the investments of the Fund.

         4. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Trust will provide the Sub-Adviser with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Fund's registration statements under the Act and the Securities Act of 1933, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust will provide the Sub-Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as the Sub-Adviser may from time to time reasonably request. The Trust retains the right, on written notice to the Sub-Adviser from the Trust or the Adviser, to modify any such objectives, policies or restrictions in any manner at any time.

         5. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by The Northern Trust Company or any successor custodian (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the

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Custodian and confirm in writing to the Trust and to the Adviser all investment orders for the Fund placed by it with brokers and dealers. The Sub-Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. It shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

         6. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have the authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed.

              A. In doing so, the Sub-Adviser will give primary consideration to securing the best net price and the most favorable execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. It is understood that neither the Fund, the Adviser nor the Sub-Adviser have adopted a formula for allocation of the Fund's investment transaction business. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, the Sub-Adviser may give consideration to sales of shares of the Fund as a factor

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in the selection of brokers and dealers to execute portfolio transactions of the Fund.

         On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund with respect to the Fund and to such other clients.

         For each fiscal quarter of the Fund, the Sub-Adviser shall prepare and render reports to the Adviser and the Trust's Board of Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

              B. Adviser may execute portfolio transactions for the Fund's account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Trust, the Adviser or the Sub-Adviser or any other investment adviser of the Trust. The Adviser agrees that it will provide the Sub-Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust, the Adviser or the Sub-Adviser.

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         7.   PROXIES.  The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. At the Fund's request, the Sub-Adviser shall provide the Trust with its recommendations as to the voting of such proxies.

         8. REPORTS TO THE SUB-ADVISER. The Trust will provide the Sub-Adviser with such periodic reports concerning the status of the Fund as the Sub-Adviser may reasonably request.

         9. FEES FOR SERVICES. For the services provided to the Fund, the Adviser (not the Fund) shall pay the Sub-Adviser a fee equal to one-half of the advisory fee (net of fee waivers, whether they be required by law or undertaken voluntarily) received by the Adviser from the Fund.

         The Sub-Adviser's fees shall be payable monthly within ten days following the end of each month. Pursuant to the provisions of the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of the Sub-Adviser's fees solely from the Adviser.

         10. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Trust acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub- Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust agrees that the Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

         11. CERTIFICATE OF AUTHORITY. The Trust, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Board of Trustees or

Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund, the Adviser and/or the Sub-Adviser.

         12. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith or negligence, a violation of the standard of care established by and applicable to the Sub-Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder. Nothing in this paragraph 12 shall be construed in a manner inconsistent with Sections 17(h) and (i) of the Act.

         13. CONFIDENTIALITY. Subject to the duty of the Sub- Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Sub- Adviser and the Trust in respect thereof.

         14. ASSIGNMENT. No assignment of this Agreement shall be made by the Sub-Adviser, and this Agreement shall terminate automatically in the event of such assignment. The Sub-Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser.

         15. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:
              A. The Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund as contemplated hereby.
              B. The Trust will deliver to the Sub-Adviser a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for the Sub- Adviser to carry out its obligations under this Agreement.
              C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Fund by applicable laws and regulations.

         16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER.
The Sub-Adviser represents, warrants and agrees that:
              A. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940.
              B. The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. The
Sub-Adviser agrees that such records (unless otherwise indicated on Schedule
A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.
              C. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Adviser or the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code and applicable state securities laws.
              D. The Sub-Adviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president of the Sub-Adviser shall certify to the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Sub-Adviser shall submit to the Trust the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1).
              E. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust and to the Adviser.

              F. Upon request of the Trust, the Sub-Adviser will provide assistance to the Custodian in the collection of income due or payable to the Fund. With respect to income from foreign sources, the Sub-Adviser will undertake any reasonable procedural steps required to reduce, eliminate or reclaim non-U.S. withholding taxes under the terms of applicable United States income tax treaties.
              G. The Sub-Adviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the Act or otherwise.

         17. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

         18. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date of its execution and, unless sooner terminated as provided herein, shall remain in force for a period of two years, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

         19. TERMINATION. This Agreement may be terminated by the Trust, by the Adviser or by the Sub-Adviser, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

         20. SHAREHOLDER LIABILITY. The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust, which is on file with the Secretary of the Commonwealth of Massachusetts, and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Sub-Adviser agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

         21. DEFINITIONS. As used in paragraphs 14 and 18 of this Agreement, the terms "assignment," interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         22. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Virginia.

LOWE BROCKENBROUGH &                           WILLIAMSBURG INVESTMENT TRUST
TATTERSALL, INC.

By:_____________________                       By:__________________________

Title:__________________                       Title:_______________________

Date: [    ], 1997                             Date: [    ], 1997


                                  ACCEPTANCE

                 The foregoing Agreement is hereby accepted.

                                                   OECHSLE INTERNATIONAL
                                                   ADVISORS, L.P.

                                                   By:______________________

                                                   Title:___________________

                                                   Date: [     ], 1997

                                  SCHEDULE A

                  RECORDS TO BE MAINTAINED BY THE SUB-ADVISER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Sub-Adviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         A.   The name of the broker;

         B. The terms and conditions of the order and of any modification or cancellation thereof;

         C.   The time of entry or cancellation;

         D.   The price at which executed;

         E.   The time of receipt of a report of execution; and

         F. The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         A.   Shall include the consideration given to:

              (i) The sale of shares of the Fund by brokers or dealers.

              (ii) The supplying of services or benefits by brokers or dealers to:

                           (a)      The Trust;

                           (b)      the Adviser;

                           (c)      the Sub-Adviser;

                           (d)      any other investment adviser of the Trust;

                                    and

                           (e) any person affiliated with the foregoing persons.

              (iii) Any other consideration other than the technical
                    qualifications of the brokers and dealers as such.

         B. Shall show the nature of the services or benefits made available.

         C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

         D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rules adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Fund.

         *Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.

                         WILLIAMSBURG INVESTMENT TRUST
                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 28, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The Jamestown Bond Fund

The undersigned hereby appoints Austin Brockenbrough, III and Fred T. Tattersall, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on February 28, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated February 3, 1997.

                                             Date: ________________________

                                             NOTE: Please sign exactly as
                                             your name appears on this
                                             proxy. If signing for an
                                             estate, trust or corporation,
                                             title or capacity should
                                             be stated. If the shares are
                                             held jointly, both signers
                                             should sign, although the
                                             signature of one will bind the
                                             other.

                                             ______________________________

                                             ______________________________

                                             Signature(s)  PLEASE SIGN IN
                                             THE BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX
BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a new investment advisory agreement with Lowe Brockenbrough & Tattersall Strategic Advisors, Inc., to become effective upon the closing of the proposed reorganization of the Fund's current investment advisor, Lowe Brockenbrough & Tattersall, Inc.

         FOR                       AGAINST                        ABSTAIN
         [   ]                     [   ]                          [   ]

2. With respect to the ratification or rejection of the selection of Tait, Weller & Baker as the Fund's independent public accountants for the current fiscal year.

         FOR                       AGAINST                        ABSTAIN
         [   ]                     [   ]                          [   ]

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND
RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

                         WILLIAMSBURG INVESTMENT TRUST
                            THE JAMESTOWN BOND FUND

-----------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 28, 1997

-----------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of The Jamestown Bond Fund (the "Fund"), a series of Williamsburg Investment Trust, will be held at the offices of Lowe Brockenbrough & Tattersall, Inc. at 6620 West Broad Street, Suite 300, Richmond, Virginia 23230, on Friday, February 28, 1997 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. To approve or disapprove a new investment advisory agreement with Lowe Brockenbrough & Tattersall Strategic Advisors, Inc., to become effective upon the closing of the proposed reorganization of the Fund's current investment advisor, Lowe Brockenbrough & Tattersall, Inc.;

2. To ratify or reject the selection of Tait, Weller & Baker as the Fund's independent public accountants for the current fiscal year; and

3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on January 3, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                        By the order of the Board of Trustees

                                        John F. Splain
                                        Secretary

February 3, 1997

-----------------------------------------------------------------------------
Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                         WILLIAMSBURG INVESTMENT TRUST

                  SPECIAL MEETING OF THE SHAREHOLDERS OF
                            THE JAMESTOWN BOND FUND
                        To Be Held on February 28, 1997

-----------------------------------------------------------------------------

                                PROXY STATEMENT

-----------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Williamsburg Investment Trust ("the Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. This Proxy Statement and form of proxy were first mailed to shareholders on or about February , 1997.

         The primary purpose of the meeting is to consider a new investment advisory agreement for the Fund as a result of a proposed reorganization (the "Reorganization") of the current investment advisor of the Fund, Lowe Brockenbrough & Tattersall, Inc., by means of a corporate restructuring into separate legal entities known as Lowe Brockenbrough & Tattersall Strategic Advisors, Inc. ("LBTSA"), of which Fred T. Tattersall will become the sole shareholder, and Lowe Brockenbrough & Tattersall, Inc. ("LB&T"), of which Austin Brockenbrough III will become the sole shareholder. Upon completion of the Reorganization, LB&T will continue to manage the equity and balanced accounts of LB&T and LBTSA will manage the fixed-income accounts, including the Fund, which were formerly managed by LB&T.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed which has no voting instructions as to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

         The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $ and will be paid by LB&T and/or LBTSA. LB&T and/or LBTSA will also pay the preparation, printing and postage costs of the solicitation.

         In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. LB&T and/or LBTSA will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

         The Fund's Annual Report for the fiscal year ended March 31, 1996 and the Fund's most recent semiannual report are available at no charge by writing to the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling the Trust nationwide (toll-free) 800-443-4249.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on January 3, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the record date there were 7,367,117.371 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

         On January 3, 1997 the following shareholders owned of record 5% or more of the Fund's outstanding shares:


                                                             PERCENTAGE OWNED
         Halifax Regional Hospital                                    13.0%
         2204 Wilborn Avenue
         South Boston, Virginia 24592

         Crestar Bank as Trustee for
         Norfolk Dredging Company
         Profit Sharing Plan                                           5.8%
         P.O. Box 26246
         Richmond, Virginia 26246

         Rockingham Health Care, Inc.                                 12.8%
         235 Cantrell Avenue
         Harrisonburg, Virginia 22801

         Rockingham Memorial Hospital
         Retirement Plan                                               8.5%
         235 Cantrell Avenue
         Harrisonburg, Virginia 22801

         Calvert Memorial Hospital                                    10.2%
         100 Hospital Road
         Prince Frederick, Maryland 20678

         Virginia International
         Terminals, Inc. Pension Plan                                 11.7%
         P.O. Box 1387
         Norfolk, Virginia 23501

                                                     - 3 -



         The Lincoln Lane Foundation                                   5.2%
         112 Granby Street, Suite 300
         Norfolk, Virginia 23510

         Light & Co. for Norship Co.
         c/o First National Bank of Maryland                           6.5%
         P.O. Box 1596
         Baltimore, Maryland 21203


According to information available to the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares on the record date.

         If a quorum (more than 50% of the outstanding shares of the Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the new investment advisory agreement with LBTSA (Proposal I). The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. If a quorum is present at the meeting but sufficient votes to approve any matter are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         The Trustees of the Trust intend to vote all their shares in favor of the proposal described herein. All Trustees and officers as a group owned of record or beneficially less than 1% of the Fund's outstanding shares on the record date.

I.       APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY
         AGREEMENT WITH LOWE BROCKENBROUGH & TATTERSALL STRATEGIC
         ADVISORS, INC.

         The Trust presently retains LB&T to manage the Fund's investments pursuant to an Investment Advisory Agreement between the Trust and LB&T (the "Present Advisory Agreement"). The Present Advisory Agreement is dated as of March 21, 1991 and was last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the

Investment Company Act of 1940 (the"1940 Act"), of LB&T or of the Trust (the "Independent Trustees"), on January 29, 1996. The shareholders of the Fund approved the Present Advisory Agreement on October 30, 1991.

         LB&T and the two shareholders of LB&T, Austin Brockenbrough III and Fred T. Tattersall, have entered into an Agreement and Plan of Reorganization and Corporate Separation (the "Reorganization Agreement") with LBTSA which provides that Mr. Brockenbrough and Mr. Tattersall will cause LB&T to be reorganized, and the Fixed Income Unit of LB&T will be operated as a new Virginia corporation called Lowe Brockenbrough & Tattersall Strategic
Advisors, Inc. ("LBTSA"). The Reorganization Agreement provides that LB&T, LBTSA and their principals will be prohibited from engaging in the offering of, solicitation for and provision of services to competing accounts advised or managed by LB&T and LBTSA. The Equity and Municipal Unit of LB&T will continue to operate as Lowe Brockenbrough & Tattersall, Inc. As a result of this transaction, Mr. Brockenbrough will become the sole shareholder of LB&T and Mr. Tattersall will become the sole shareholder of LBTSA. The Reorganization could be viewed as constituting a "change in control" of LB&T for purposes of the 1940 Act, and a transaction which results in a change of control or management of an investment advisor may be deemed an "assignment" of its investment advisory agreement. The 1940 Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. Accordingly, the Board of Trustees proposes that a new investment advisory agreement between the Trust and LBTSA (the "New Advisory Agreement") be approved by shareholders of the Fund.

         The Reorganization will be consummated on February 28, 1997 or such later date as may be agreed to by the parties to the Reorganization Agreement. Consummation of the Reorganization is subject to certain conditions, including, but not limited to: (i) receipt of an opinion from legal counsel that the Reorganization will be a nontaxable transaction under the Internal Revenue Code of 1986; (ii) receipt by both parties to the Reorganization of such licenses, permits, consents and approvals of third parties as are necessary for the consummation of the Reorganization; and (iii) the absence of any injunction, writ or temporary restraining order or any order of any nature issued by a court or governmental agency of competent jurisdiction directing that any material transaction provided for in the Reorganization Agreement may not be consummated.

         Upon completion of the Reorganization, LBTSA will retain the services of all of the management and investment personnel currently employed within the Fixed Income Unit of LB&T. The employees of LB&T who currently provide portfolio management services to the Fund are expected to continue to provide such services as employees of LBTSA, and there will be no change in their responsibilities with respect to the Fund following the Reorganization. Furthermore, LBTSA will conduct its business at the same location where LB&T presently conducts its business.

         THE NEW ADVISORY AGREEMENT. The terms and conditions of the New Advisory Agreement are substantially identical to those of the Present Advisory Agreement with the exception of the identity of the investment advisor, the effective date and termination date, and certain other changes described below.

         Under the New Advisory Agreement, LBTSA will select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust and the investment objectives, policies and restrictions of the Fund. Pursuant to the New Advisory Agreement, LBTSA will also provide certain executive personnel for the Trust and any necessary office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund. LBTSA will receive a fee from the Fund, computed and accrued daily and paid monthly, at an annual rate of .375% of the average value of the daily net assets of the Fund. This is the same fee that LB&T currently receives from the Fund under the Present Advisory Agreement. During the fiscal year ended March 31, 1996, the Fund paid advisory fees of $305,247 to LB&T for its services as investment advisor to the Fund.

         The New Advisory Agreement directs LBTSA to give primary consideration to the best net price and the most favorable execution in the selection of brokers and dealers to execute portfolio transactions for the Fund. Consistent with this obligation, when LBTSA believes two or more brokers are comparable in price and execution, LBTSA may prefer brokers and dealers who provide the Fund with research advice and other valuable services.

         If the New Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the consummation of the Reorganization. The New Advisory Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by LBTSA. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         The New Advisory Agreement provides that LBTSA shall not be liable for any error of judgment, mistake of law or any loss whatsoever suffered by the Trust in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from LBTSA's willful misfeasance, bad faith or gross negligence or from reckless disregard by LBTSA, or a violation of the standard of care established by its obligations thereunder.

         In addition to the change in the identity of the Fund's investment advisor form LB&T to LBTSA, the New Advisory Agreement differs from the Present Advisory Agreement in the following respects:

         (1) The Present Advisory Agreement provides that such Agreement will be construed in accordance with, and governed by, the laws of the State of North Carolina. Such decision was made with respect to the Present Advisory Agreement because the Fund's previous administrator, at the time the Present Advisory Agreement was executed, was located in North Carolina. The Fund's current administrator is not located in North Carolina, and the New Advisory Agreement provides that such Agreement will be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia because LBTSA's offices are located in Virginia.

         (2) The New Advisory Agreement contains a provision, which is required to be included by the Trust's Agreement and Declaration of Trust, whereby LBTSA agrees that the obligations assumed by the Fund pursuant to the New Advisory Agreement shall be limited in all cases to the Fund and its assets, and that LBTSA shall not seek satisfaction of any such obligations from the shareholders of the Fund nor from the Trustees.

         The New Advisory Agreement is attached as Exhibit A. The description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

         In the event that shareholders of the Fund do not approve the New Advisory Agreement and the Reorganization is consummated, the Board of Trustees will promptly seek to obtain for the Fund interim advisory services either from LBTSA or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Reorganization is not consummated for any reason, LB&T will continue to serve as the investment advisor of the Fund pursuant to the terms of the Present Advisory Agreement.

         INFORMATION ON LBTSA. LBTSA is a newly organized Virginia corporation, of which Fred T. Tattersall is the sole shareholder. LBTSA's registration as an investment advisor is pending with the U.S. Securities and Exchange Commission but will be effective prior to its becoming the Fund's investment advisor. Its address is 6620 West Broad Street, Richmond, Virginia 23230. The sole director and the principal executive officer of LBTSA is Fred
T. Tattersall.

         INFORMATION ON LB&T. LB&T was organized as a Virginia corporation in 1970 and its shares are owned equally by Austin
Brockenbrough III, and Fred T. Tattersall. LB&T is registered as an investment advisor with the U.S. Securities and Exchange Commission. Its address is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230. The directors and the principal executive officers of LB&T are Mr. Brockenbrough and Mr. Tattersall, who also serve as Trustees of the Trust. Following the Reorganization, Mr. Tattersall will no longer be a shareholder of LB&T or serve as an officer or director of LB&T.

         LB&T serves as the investment advisor to corporations, retirement trusts, pension and profit sharing plans, other business and institutional accounts and individuals, having aggregate assets under LB&T's management of approximately $5.5 billion. LB&T also serves as investment advisor to the following series of the Trust:


                                    Net Assets                  Rate of Compensation
Name of Fund                        (Sept 30, 1996)             Paid to LB&T
------------                        ---------------             ------------
The Jamestown                       $23,345,211                 .65% of first
Equity Fund                                                     $500 million of
                                                                average daily net
                                                                assets and .55% of
                                                                such assets over
                                                                $500 million

The Jamestown                       $27,137,934                 1.00% of average
International Equity                                            daily net assets
Fund

The Jamestown                       $63,886,296                 .65% of first
Balanced Fund                                                   $250 million of
                                                                average daily net
                                                                assets; .60% of
                                                                such assets between
                                                                $250 million and
                                                                $500 million; and
                                                                .55% of such assets
                                                                in excess of $500
                                                                million

                                                  - 8 -



The Jamestown                       $ 9,508,901                 .375% of average
Short Term Bond Fund(*)                                         daily net assets

The Jamestown                       $10,503,859                 .40% of first $250
Tax Exempt Virginia                                             million of average
Fund(*)                                                         daily net assets;
                                                                .35% of such assets
                                                                between $250
                                                                million and $500
                                                                million; and .30%
                                                                of such assets in
                                                                excess of $500
                                                                million

(*) During the fiscal year ended March 31, 1996, LB&T waived a portion of its advisory fee for such series. There is no assurance that any fee waivers will continue in the future.

         New advisory agreements for each of the foregoing series have also been submitted for shareholder approval. If such agreements are approved, and the Reorganization is consummated, LBTSA will replace LB&T as the investment advisor to The Jamestown Short Term Bond Fund, in addition to the Fund.

         EVALUATION BY THE BOARD OF TRUSTEES. On February 3, 1997, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Advisory Agreement.

         In considering approval of the New Advisory Agreement, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether the New Advisory Agreement will be in the best interests of the Fund and its shareholders. In making the recommendation to approve the New Advisory Agreement, the Trustees evaluated the experience of LBTSA's key personnel in institutional investing, the quality of services LBTSA is expected to provide the Fund and the compensation proposed to be paid to LBTSA. The Trustees have given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the performance of the Fund as compared to similar mutual funds; (3) the nature and the quality of the services expected to be rendered to the Fund by LBTSA; (4) the distinct investment objective and policies of the Fund; (5) that the compensation payable to LBTSA under the New Advisory Agreement will be at the same rate as the compensation now payable to LB&T under the Present Advisory Agreement; (6) that the terms of the New Advisory Agreement are substantially the same as the terms of the Present Advisory Agreement except for the identity of the investment advisor, different effective and termination dates, and certain other changes which the Trustees consider to be non-material; (7) the qualifications of the key personnel of LBTSA; (8) the financial condition of LBTSA; and (9) the commitment of LB&T and/or LBTSA to pay or reimburse the Fund after the Reorganization for expenses incurred in connection with the Reorganization.

         OTHER INFORMATION. MGF Service Corp. serves as the Fund's administrator, transfer and dividend disbursing agent, and accounting and pricing agent. The address of MGF Service Corp.
is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. MGF Service Corp is a wholly-owned subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Pursuant to an agreement dated December 10, 1996 between the shareholders of Leshner Financial, Inc. and Countrywide Credit Industries, Inc. ("CCI"), CCI has agreed to acquire all of the outstanding common stock of Leshner Financial, Inc. in exchange for newly issued common stock of CCI. Following such acquisition, which is expected to be consummated on or about February 28, 1997, Leshner Financial, Inc. will be a wholly-owned subsidiary of CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE
NEW ADVISORY AGREEMENT.

II.      RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Tait, Weller & Baker has been selected as the Fund's independent public accountants for the current fiscal year by the Board of Trustees, including a majority of the Independent Trustees. The employment of Tait, Weller & Baker is conditional upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

         Tait, Weller & Baker has acted as the Fund's independent public accountants since the Fund's commencement of operations. If the Fund's shareholders do not ratify the selection of Tait, Weller & Baker, other certified public accountants will be considered for selection by the Board of Trustees.

         Representatives of Tait, Weller & Baker are not expected to be present at the meeting, although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Tait, Weller & Baker are present, they will be available to respond to appropriate questions from shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE
SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT PUBLIC ACCOUNTANTS.

III.     OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                            By Order of the Board of Trustees

                                            John F. Splain
                                            Secretary

Date: February 3, 1997

-----------------------------------------------------------------
Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, entered into as of [ ], 1997, by and between WILLIAMSBURG INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), on behalf of THE JAMESTOWN BOND FUND, and LOWE BROCKENBROUGH & TATTERSALL STRATEGIC ADVISORS, INC., a Virginia corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Trust is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Jamestown Bond Fund series of the Trust, and the Adviser is willing to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to The Jamestown Bond Fund series of the Trust (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

         (a) The Trust's Declaration of Trust, as filed with the Commonwealth of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");
         (b) The Trust's Bylaws (such Bylaws, as presently in effect and as they shall from time to time be amended, are herein called the "Bylaws");
         (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;
         (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended, relating to shares of beneficial interest of the Trust (herein called the "Shares") as filed with the Securities and

                           Exchange Commission ("SEC") and all amendments thereto;
         (e) The Fund's Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus").

         The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

         (a)     Will conform its activities to all applicable
                 Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;
         (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more brokers or dealers are comparable in price and execution, the Adviser may prefer brokers and dealers who provide the Fund with research advice and other valuable services;
         (c) Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and
         (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

4. SERVICES NOT EXCLUSIVE. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby PROVIDED, HOWEVER, that without the written consent of the Trustees, the Adviser will not serve as investment adviser to any other investment company having a similar investment objective to that of the Fund.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust.

6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay the entire cost of the promotion and sale of Fund shares.

         Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the following:

         (a)    Taxes, interest charges and extraordinary expenses;
         (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;
         (c) Fees and expenses of the custodian of the Fund's portfolio securities;
         (d) Fees and expenses of the Fund's administration agent, the Fund's transfer and shareholder servicing agent and the Fund's accounting agent or, if the Trust performs any such services without an agent, the costs of the same;
         (e)    Auditing and legal expenses;
         (f) Cost of maintenance of the Trust's existence as a legal entity;
         (g) Compensation of Trustees who are not interested persons of the Adviser as that term is defined by law;
         (h)    Costs of Trust meetings;
         (i) Federal and State registration or qualification fees and expenses;

         (j)    Costs of setting in type, printing and mailing
                Prospectuses, reports and notices to existing shareholders; and

         (k) The investment advisory fee payable to the Adviser, as provided in paragraph 7 herein.

  7. COMPENSATION. For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, the Fund will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, at the annual rate of 0.375%.

8.(a) LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8(b) INDEMNIFICATION OF ADVISER. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; PROVIDED, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

              As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

              The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to indemnification to which the Adviser may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

              The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. DURATION AND TERMINATION. This Agreement shall be effective on the date hereof and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, PROVIDED such continuance is specifically approved annually:

         (a) By a vote of the majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940
              Act), cast in person at a meeting called for the purpose of voting on such approval; and
         (b) By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

         Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
         Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of this change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. SHAREHOLDER LIABILITY. The Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Agreement and Declaration of Trust of the Trust, which is on file with the Secretary of the Commonwealth of Massachusetts, and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Advisor agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

13. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:                    WILLIAMSBURG INVESTMENT TRUST

By:______________________  By:__________________________

Title:___________________  Title:_______________________

ATTEST:                    LOWE BROCKENBROUGH & TATTERSALL
                           STRATEGIC ADVISORS, INC.

By:______________________  By:___________________________

Title:___________________  Title:________________________

                         WILLIAMSBURG INVESTMENT TRUST
                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 28, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The Jamestown Short Term Bond Fund

The undersigned hereby appoints Austin Brockenbrough, III and Fred T. Tattersall, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on February 28, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated February 3, 1997.

                                               Date: ________________________

                                               NOTE: Please sign exactly as
                                               your name appears on this
                                               proxy. If signing for an
                                               estate, trust or corporation,
                                               title or capacity should
                                               be stated. If the shares are
                                               held jointly, both signers
                                               should sign, although the
                                               signature of one will bind
                                               the other.

                                               ______________________________

                                               ______________________________

                                               Signature(s)  PLEASE SIGN IN
                                               THE BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX
BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a new investment advisory agreement with Lowe Brockenbrough & Tattersall Strategic Advisors, Inc., to become effective upon the closing of the proposed reorganization of the Fund's current investment advisor, Lowe Brockenbrough & Tattersall, Inc.

         FOR                     AGAINST                     ABSTAIN
         [   ]                   [   ]                       [   ]

2. With respect to the ratification or rejection of the selection of Tait, Weller & Baker as the Fund's independent public accountants for the current fiscal year.

         FOR                     AGAINST                     ABSTAIN
         [   ]                   [   ]                       [   ]

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND
RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

                         WILLIAMSBURG INVESTMENT TRUST
                      THE JAMESTOWN SHORT TERM BOND FUND

-----------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 28, 1997

-----------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of The Jamestown Short Term Bond Fund (the "Fund"), a series of Williamsburg Investment Trust, will be held at the offices of Lowe Brockenbrough & Tattersall, Inc. at 6620 West Broad Street, Suite 300, Richmond, Virginia 23230, on Friday, February 28, 1997 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. To approve or disapprove a new investment advisory agreement with Lowe Brockenbrough & Tattersall Strategic Advisors, Inc., to become effective upon the closing of the proposed reorganization of the Fund's current investment advisor, Lowe Brockenbrough & Tattersall, Inc.;

2. To ratify or reject the selection of Tait, Weller & Baker as the Fund's independent public accountants for the current fiscal year; and

3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on January 3, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                        By the order of the Board of Trustees

                                        John F. Splain
                                        Secretary

February 3, 1997

-----------------------------------------------------------------
Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                         WILLIAMSBURG INVESTMENT TRUST

                    SPECIAL MEETING OF THE SHAREHOLDERS OF
                      THE JAMESTOWN SHORT TERM BOND FUND
                        To Be Held on February 28, 1997

-----------------------------------------------------------------------------

                                PROXY STATEMENT

-----------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Williamsburg Investment Trust ("the Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. This Proxy Statement and form of proxy were first mailed to shareholders on or about February , 1997.

         The primary purpose of the meeting is to consider a new investment advisory agreement for the Fund as a result of a proposed reorganization (the "Reorganization") of the current investment advisor of the Fund, Lowe Brockenbrough & Tattersall, Inc., by means of a corporate restructuring into separate legal entities known as Lowe Brockenbrough & Tattersall Strategic Advisors, Inc. ("LBTSA"), of which Fred T. Tattersall will become the sole shareholder, and Lowe Brockenbrough & Tattersall, Inc. ("LB&T"), of which Austin Brockenbrough III will become the sole shareholder. Upon completion of the Reorganization, LB&T will continue to manage the equity and balanced accounts of LB&T and LBTSA will manage the fixed-income accounts, including the Fund, which were formerly managed by LB&T.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed which has no voting instructions as to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

         The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $ and will be paid by LB&T and/or LBTSA. LB&T and/or LBTSA will also pay the preparation, printing and postage costs of the solicitation.

         In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. LB&T and/or LBTSA will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

         The Fund's Annual Report for the fiscal year ended March 31, 1996 and the Fund's most recent semiannual report are available at no charge by writing to the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling the Trust nationwide (toll-free) 800-443-4249.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on January 3, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the record date there were 1,021,588.786 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

         On January 3, 1997 the following shareholders owned of record 5% or more of the Fund's outstanding shares:


                                                             PERCENTAGE OWNED
         Rockingham Health Care, Inc.                                  54.8%
         235 Cantrell Avenue
         Harrisonburg, Virginia 22801

         Lowe, Brockenbrough, Tierney
           & Tattersall Money Purchase
           Pension Plan                                                 8.9%
         6620 W. Broad Street, Suite 330
         Richmond, Virginia 23230

         Centura Investment Management &
           Trust Services                                              10.1%
         P.O. Box 1220
         Rocky Mount, North Carolina 27802

         McKay-Dee Foundation                                           7.5%
         3939 Harrison Boulevard
         Odgen, Utah 84403

                                                     - 3 -


According to information available to the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares on the record date. As the controlling shareholder of the Fund, Rockingham Health Care, Inc. will be able to determine the outcome of the voting on each Proposal.

         If a quorum (more than 50% of the outstanding shares of the Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the new investment advisory agreement with LBTSA (Proposal I). The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. If a quorum is present at the meeting but sufficient votes to approve any matter are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         The Trustees of the Trust intend to vote all their shares in favor of the proposal described herein. All Trustees and officers as a group owned of record or beneficially 8.9% of the Fund's outstanding shares on the record date.

I.       APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY
         AGREEMENT WITH LOWE BROCKENBROUGH & TATTERSALL STRATEGIC
         ADVISORS, INC.

         The Trust presently retains LB&T to manage the Fund's investments pursuant to an Investment Advisory Agreement between the Trust and LB&T (the "Present Advisory Agreement"). The Present Advisory Agreement was last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of

1940 (the "1940 Act"), of LB&T or of the Trust (the "Independent Trustees"), on January 29, 1996. LB&T approved the Present Advisory Agreement as the sole shareholder of the Fund.

         LB&T and the two shareholders of LB&T, Austin Brockenbrough III and Fred T. Tattersall, have entered into an Agreement and Plan of Reorganization and Corporate Separation (the "Reorganization Agreement") with LBTSA which provides that Mr. Brockenbrough and Mr. Tattersall will cause LB&T to be reorganized, and the Fixed Income Unit of LB&T will be operated as a new Virginia corporation called Lowe Brockenbrough & Tattersall Strategic
Advisors, Inc. ("LBTSA"). The Reorganization Agreement provides that LB&T, LBTSA and their principals will be prohibited from engaging in the offering of, solicitation for and provision of services to competing accounts advised or managed by LB&T and LBTSA. The Equity and Municipal Unit of LB&T will continue to operate as Lowe Brockenbrough & Tattersall, Inc. As a result of this transaction, Mr. Brockenbrough will become the sole shareholder of LB&T and Mr. Tattersall will become the sole shareholder of LBTSA. The Reorganization could be viewed as constituting a "change in control" of LB&T for purposes of the 1940 Act, and a transaction which results in a change of control or management of an investment advisor may be deemed an "assignment" of its investment advisory agreement. The 1940 Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. Accordingly, the Board of Trustees proposes that a new investment advisory agreement between the Trust and LBTSA (the "New Advisory Agreement") be approved by shareholders of the Fund.

         The Reorganization will be consummated on February 28, 1997 or such later date as may be agreed to by the parties to the Reorganization Agreement. Consummation of the Reorganization is subject to certain conditions, including, but not limited to: (i) receipt of an opinion from legal counsel that the Reorganization will be a nontaxable transaction under the Internal Revenue Code of 1986; (ii) receipt by both parties to the Reorganization of such licenses, permits, consents and approvals of third parties as are necessary for the consummation of the Reorganization; and (iii) the absence of any injunction, writ or temporary restraining order or any order of any nature issued by a court or governmental agency of competent jurisdiction directing that any material transaction provided for in the Reorganization Agreement may not be consummated.

         Upon completion of the Reorganization, LBTSA will retain the services of all of the management and investment personnel currently employed within the Fixed Income Unit of LB&T. The employees of LB&T who currently provide portfolio management services to the Fund are expected to continue to provide such services as employees of LBTSA, and there will be no change in their responsibilities with respect to the Fund following the Reorganization. Furthermore, LBTSA will conduct its business at the same location where LB&T presently conducts its business.

         THE NEW ADVISORY AGREEMENT. The terms and conditions of the New Advisory Agreement are substantially identical to those of the Present Advisory Agreement with the exception of the identity of the investment advisor, the effective date and termination date, and certain other changes described below.

         Under the New Advisory Agreement, LBTSA will select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust and the investment objectives, policies and restrictions of the Fund. Pursuant to the New Advisory Agreement, LBTSA will also provide certain executive personnel for the Trust and any necessary office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund. LBTSA will receive a fee from the Fund, computed and accrued daily and paid monthly, at an annual rate of .375% of the average value of the daily net assets of the Fund. This is the same fee that LB&T currently receives from the Fund under the Present Advisory Agreement. During the fiscal year ended March 31, 1996, the Fund paid advisory fees of $3,786 (net of voluntary fee waivers) to LB&T for its services as investment advisor to the Fund. There is no assurance that any fee waivers will continue in the future.

         The New Advisory Agreement directs LBTSA to give primary consideration to the best net price and the most favorable execution in the selection of brokers and dealers to execute portfolio transactions for the Fund. Consistent with this obligation, when LBTSA believes two or more brokers are comparable in price and execution, LBTSA may prefer brokers and dealers who provide the Fund with research advice and other valuable services.

     If the New Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the consummation of the Reorganization. The New Advisory Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by LBTSA. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         The New Advisory Agreement provides that LBTSA shall not be liable for any error of judgment, mistake of law or any loss whatsoever suffered by the Trust in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from LBTSA's willful misfeasance, bad faith or gross negligence or from reckless disregard by LBTSA, or a violation of the standard of care established by its obligations thereunder.

         In addition to the change in the identity of the Fund's investment advisor from LB&T to LBTSA, the New Advisory Agreement differs from the Present Advisory Agreement in the following respects:

         (1) The Present Advisory Agreement provides that such Agreement will be construed in accordance with, and governed by, the laws of the State of North Carolina. Such decision was made with respect to the Present Advisory Agreement because the Fund's previous administrator, at the time the Present Advisory Agreement was executed, was located in North Carolina. The Fund's current administrator is not located in North Carolina, and the New Advisory Agreement provides that such Agreement will be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia because LBTSA's offices are located in Virginia.

         (2) The New Advisory Agreement contains a provision, which is required to be included by the Trust's Agreement and Declaration of Trust, whereby LBTSA agrees that the obligations assumed by the Fund pursuant to the New Advisory Agreement shall be limited in all cases to the Fund and its assets, and that LBTSA shall not seek satisfaction of any such obligations from the shareholders of the Fund nor from the Trustees.

         The New Advisory Agreement is attached as Exhibit A. The description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

         In the event that shareholders of the Fund do not approve the New Advisory Agreement and the Reorganization is consummated, the Board of Trustees will promptly seek to obtain for the Fund interim advisory services either from LBTSA or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Reorganization is not consummated for any reason, LB&T will continue to serve as the investment advisor of the Fund pursuant to the terms of the Present Advisory Agreement.

         INFORMATION ON LBTSA. LBTSA is a newly organized Virginia corporation, of which Fred T. Tattersall is the sole shareholder. LBTSA's registration as an investment advisor is pending with the U.S. Securities and Exchange Commission but will be effective prior to its becoming the Fund's investment advisor. Its address is 6620 West Broad Street, Richmond, Virginia 23230. The sole director and the principal executive officer of LBTSA is Fred
T. Tattersall.

         INFORMATION ON LB&T. LB&T was organized as a Virginia corporation in 1970 and its shares are owned equally by Austin Brockenbrough III, and Fred T. Tattersall. LB&T is registered as an investment advisor with the U.S. Securities and Exchange Commission. Its address is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230. The directors and the principal executive officers of LB&T are Mr. Brockenbrough and Mr. Tattersall, who also serve as Trustees of the Trust. Following the Reorganization, Mr. Tattersall will no longer be a shareholder of LB&T or serve as an officer or director of LB&T.

         LB&T serves as the investment advisor to corporations, retirement trusts, pension and profit sharing plans, other business and institutional accounts and individuals, having aggregate assets under LB&T's management of approximately $5.5 billion. LB&T also serves as investment advisor to the following series of the Trust:


                                 Net Assets                    Rate of Compensation
Name of Fund                     (Sept 30, 1996)               Paid to LB&T
------------                     ---------------               ------------
The Jamestown                    $23,345,211                   .65% of first
Equity Fund                                                    $500 million of
                                                               average daily net
                                                               assets and .55% of
                                                               such assets over
                                                               $500 million

The Jamestown                    $27,137,934                   1.00% of average
International Equity                                           daily net assets
Fund

The Jamestown                    $63,886,296                   .65% of first
Balanced Fund                                                  $250 million of
                                                               average daily net
                                                               assets; .60% of
                                                               such assets between
                                                               $250 million and
                                                               $500 million; and
                                                               .55% of such assets
                                                               in excess of $500
                                                               million

                                                  - 8 -


The Jamestown                    $77,867,730                   .375% of average
Bond Fund                                                      daily net assets

The Jamestown                    $10,503,859                   .40% of first $250
Tax Exempt Virginia                                            million of average
Fund(*)                                                        daily net assets;
                                                               .35% of such assets
                                                               between $250 million
                                                               and $500 million;
                                                               and .30% of such
                                                               assets in excess of
                                                               $500 million

(*) During the fiscal year ended March 31, 1996, LB&T waived a portion of its advisory fee for such series. There is no assurance that any fee waivers will continue in the future.

         New advisory agreements for each of the foregoing series have also been submitted for shareholder approval. If such agreements are approved, and the Reorganization is consummated, LBTSA will replace LB&T as the investment advisor to The Jamestown Bond Fund, in addition to the Fund.

         EVALUATION BY THE BOARD OF TRUSTEES. On February 3, 1997, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Advisory Agreement.

         In considering approval of the New Advisory Agreement, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether the New Advisory Agreement will be in the best interests of the Fund and its shareholders. In making the recommendation to approve the New Advisory Agreement, the Trustees evaluated the experience of LBTSA's key personnel in institutional investing, the quality of services LBTSA is expected to provide the Fund and the compensation proposed to be paid to LBTSA. The Trustees have given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the performance of the Fund as compared to similar mutual funds; (3) the nature and the quality of the services expected to be rendered to the Fund by LBTSA; (4) the distinct investment objective and policies of the Fund; (5) that the compensation payable to LBTSA under the New Advisory Agreement will be at the same rate as the compensation now payable to LB&T under the Present Advisory Agreement; (6) that the terms of the New Advisory Agreement are substantially the same as the terms of the Present Advisory Agreement except for the identity of the investment advisor, different effective and termination dates, and certain other changes which the Trustees consider to be non-material; (7) the qualifications of the key personnel of LBTSA; (8) the financial condition of LBTSA; and (9) the commitment of LB&T and/or LBTSA to pay or reimburse the Fund after the Reorganization for expenses incurred in connection with the Reorganization.

         OTHER INFORMATION. MGF Service Corp. serves as the Fund's administrator, transfer and dividend disbursing agent, and accounting and pricing agent. The address of MGF Service Corp.
is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. MGF Service Corp is a wholly-owned subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Pursuant to an agreement dated December 10, 1996 between the shareholders of Leshner Financial, Inc. and Countrywide Credit Industries, Inc. ("CCI"), CCI has agreed to acquire all of the outstanding common stock of Leshner Financial, Inc. in exchange for newly issued common stock of CCI. Following such acquisition, which is expected to be consummated on or about February 28, 1997, Leshner Financial, Inc. will be a wholly-owned subsidiary of CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE
NEW ADVISORY AGREEMENT.

II.      RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Tait, Weller & Baker has been selected as the Fund's independent public accountants for the current fiscal year by the Board of Trustees, including a majority of the Independent Trustees. The employment of Tait, Weller & Baker is conditional upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

         Tait, Weller & Baker has acted as the Fund's independent public accountants since the Fund's commencement of operations. If the Fund's shareholders do not ratify the selection of Tait, Weller & Baker, other certified public accountants will be considered for selection by the Board of Trustees.

Representatives of Tait, Weller & Baker are not expected to be present at the meeting, although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Tait, Weller & Baker are present, they will be available to respond to appropriate questions from shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE
SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT PUBLIC ACCOUNTANTS.

III.     OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                            By Order of the Board of Trustees

                                            John F. Splain
                                            Secretary

Date: February 3, 1997

-----------------------------------------------------------------------------
Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, entered into as of [ ], 1997, by and between WILLIAMSBURG INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), on behalf of THE JAMESTOWN SHORT TERM BOND FUND, and LOWE BROCKENBROUGH & TATTERSALL STRATEGIC ADVISORS, INC., a Virginia corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Trust is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Jamestown Short Term Bond Fund series of the Trust, and the Adviser is willing to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to The Jamestown Short Term Bond
         Fund series of the Trust (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

         (a) The Trust's Declaration of Trust, as filed with the Commonwealth of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");
         (b) The Trust's Bylaws (such Bylaws, as presently in effect and as they shall from time to time be amended, are herein called the "Bylaws");
         (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;
         (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended, relating to shares of beneficial interest of the Trust (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

         (e) The Fund's Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus").

         The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

         (a)               Will conform its activities to all applicable
                           Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;
         (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more brokers or dealers are comparable in price and execution, the Adviser may prefer brokers and dealers who provide the Fund with research advice and other valuable services;
         (c) Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and
         (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

4. SERVICES NOT EXCLUSIVE. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby PROVIDED, HOWEVER, that without the written consent of the Trustees, the Adviser will not serve as investment adviser to any other investment company having a similar investment objective to that of the Fund.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust.

6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay the entire cost of the promotion and sale of Fund shares.

         Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the following:

         (a)     Taxes, interest charges and extraordinary expenses;
         (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;
         (c) Fees and expenses of the custodian of the Fund's portfolio securities;
         (d) Fees and expenses of the Fund's administration agent, the Fund's transfer and shareholder servicing agent and the Fund's accounting agent or, if the Trust performs any such services without an agent, the costs of the same;
         (e)     Auditing and legal expenses;
         (f) Cost of maintenance of the Trust's existence as a legal entity;
         (g) Compensation of Trustees who are not interested persons of the Adviser as that term is defined by law;
         (h)     Costs of Trust meetings;
         (i) Federal and State registration or qualification fees and expenses;

         (j)    Costs of setting in type, printing and mailing
                Prospectuses, reports and notices to existing shareholders; and

         (k) The investment advisory fee payable to the Adviser, as provided in paragraph 7 herein.

7. COMPENSATION. For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, the Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five
         (5) business days thereafter, at the annual rate of 0.375%.

8.(a) LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8(b) INDEMNIFICATION OF ADVISER. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; PROVIDED, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

              As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

              The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to indemnification to which the Adviser may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

              The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. DURATION AND TERMINATION. This Agreement shall be effective on the date hereof and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, PROVIDED such continuance is specifically approved annually:

         (a) By a vote of the majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940
              Act), cast in person at a meeting called for the purpose of voting on such approval; and

         (b) By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

         Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of this change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. SHAREHOLDER LIABILITY. The Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Agreement and Declaration of Trust of the Trust, which is on file with the Secretary of the Commonwealth of Massachusetts, and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Advisor agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

13. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:                    WILLIAMSBURG INVESTMENT TRUST

By:______________________  By:__________________________

Title:___________________  Title:_______________________

ATTEST:                    LOWE BROCKENBROUGH & TATTERSALL
                           STRATEGIC ADVISORS, INC.

By:______________________  By:___________________________

Title:___________________  Title:________________________

                         WILLIAMSBURG INVESTMENT TRUST
                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 28, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The Jamestown Tax Exempt Virginia Fund

The undersigned hereby appoints Austin Brockenbrough, III and Fred T. Tattersall, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on February 28, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated February 3, 1997.

                                               Date: ________________________

                                               NOTE: Please sign exactly as
                                               your name appears on this
                                               proxy. If signing for an
                                               estate, trust or corporation,
                                               title or capacity should
                                               be stated. If the shares are
                                               held jointly, both signers
                                               should sign, although the
                                               signature of one will bind
                                               the other.

                                               ______________________________

                                               ______________________________

                                               Signature(s)  PLEASE SIGN IN
                                               THE BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX
BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a new investment advisory agreement with Lowe Brockenbrough &
         Tattersall, Inc. ("LB&T"), to become effective upon the closing of the proposed reorganization of LB&T.

         FOR                      AGAINST                        ABSTAIN
         [   ]                    [   ]                          [   ]


2. With respect to the ratification or rejection of the selection of Tait, Weller & Baker as the Fund's independent public accountants for the current fiscal year.

         FOR                      AGAINST                        ABSTAIN
         [   ]                    [   ]                          [   ]

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND
RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

                         WILLIAMSBURG INVESTMENT TRUST
                    THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 28, 1997

------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of The Jamestown Tax Exempt Virginia Fund (the "Fund"), a series of Williamsburg Investment Trust, will be held at the offices of Lowe Brockenbrough & Tattersall, Inc. at 6620 West Broad Street, Suite 300, Richmond, Virginia 23230, on Friday, February 28, 1997 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. To approve or disapprove a new investment advisory agreement with Lowe Brockenbrough & Tattersall, Inc. ("LB&T"), to become effective upon the closing of the proposed reorganization of LB&T, whereby LB&T will continue to serve as investment advisor to the Fund;

2. To ratify or reject the selection of Tait, Weller & Baker as the Fund's independent public accountants for the current fiscal year; and

3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on January 3, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                        By the order of the Board of Trustees

                                        John F. Splain
                                        Secretary

February 3, 1997

-----------------------------------------------------------------------------
Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                         WILLIAMSBURG INVESTMENT TRUST

                    SPECIAL MEETING OF THE SHAREHOLDERS OF
                    THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                        To Be Held on February 28, 1997

----------------------------------------------------------------------------

                                PROXY STATEMENT

----------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Williamsburg Investment Trust ("the Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. This Proxy Statement and form of proxy were first mailed to shareholders on or about February , 1997.

         The primary purpose of the meeting is to consider a new investment advisory agreement for the Fund as a result of a proposed reorganization (the "Reorganization") of the current investment advisor of the Fund, Lowe Brockenbrough & Tattersall, Inc., by means of a corporate restructuring into separate legal entities known as Lowe Brockenbrough & Tattersall Strategic Advisors, Inc. ("LBTSA"), of which Fred T. Tattersall will become the sole shareholder, and Lowe Brockenbrough & Tattersall, Inc. ("LB&T"), of which Austin Brockenbrough III will become the sole shareholder. Upon completion of the Reorganization, LB&T will continue to manage the equity and balanced accounts of LB&T and LBTSA will manage the fixed-income accounts which were formerly managed by LB&T.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed which has no voting instructions as to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

         The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $ and will be paid by LB&T and/or LBTSA. LB&T and/or LBTSA will also pay the preparation, printing and postage costs of the solicitation.

         In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. LB&T and/or LBTSA will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

         The Fund's Annual Report for the fiscal year ended March 31, 1996 and the Fund's most recent semiannual report are available at no charge by writing to the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling the Trust nationwide (toll-free) 800-443-4249.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on January 3, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the record date there were 1,109,864.180 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

         On January 3, 1997 the following shareholders owned of record 5% or more of the Fund's outstanding shares:


                                                          PERCENTAGE OWNED
         Emma Scott Taylor Trust                                     6.4%
         Austin Brockenbrough III and
         Robert F. Norfleet, Jr., Trustees
         325 Oak Lane
         Richmond, Virginia 23226

         Mildred Schoeller Trust                                     6.2%
         Frederick Bocock and Dennis
         Belcher, Trustees
         5516 Falmouth Street, Suite 302
         Richmond, Virginia 23230

         Katherine P. Perkins Trusts                                 6.0%
         Chiswell D.L. Perkins, Trustee
         325 Charmian Road
         Richmond, Virginia 23226

                                                     - 3 -





         Robert B. Siedensticker                                    10.7%
         325 Rolling Lake Court
         Manakin, Virginia 23103

         John M. and Joanne N. Street                                5.4%
         315 Cheswick Lane
         Richmond, Virginia 23229

         Elizabeth B. Towers                                         7.7%
         Rural Hill P.O. Box 677
         Goochland, Virginia 23063

         Marjorie W. Arenstein                                       9.3%
         4222 Cox Road, Suite 100
         Glen Allen, Virginia 23060


According to information available to the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares on the record date.

         If a quorum (more than 50% of the outstanding shares of the Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the new investment advisory agreement with LB&T (Proposal I). The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. If a quorum is present at the meeting but sufficient votes to approve any matter are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         The Trustees of the Trust intend to vote all their shares in favor of the proposal described herein. All Trustees and officers as a group owned of record or beneficially 14.5% of the Fund's outstanding shares on the record date.

I.       APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY
         AGREEMENT WITH LOWE BROCKENBROUGH & TATTERSALL, INC.

         The Trust presently retains LB&T to manage the Fund's investments pursuant to an Investment Advisory Agreement between the Trust and LB&T (the "Present Advisory Agreement"). The Present Advisory Agreement is dated July 1, 1993 and was last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of LB&T or of the Trust (the "Independent Trustees"), on January 29, 1996. LB&T approved the Present Advisory Agreement as sole shareholder of the Fund.

         LB&T and the two shareholders of LB&T, Austin Brockenbrough III and Fred T. Tattersall, have entered into an Agreement and Plan of Reorganization and Corporate Separation (the "Reorganization Agreement") with LBTSA which provides that Mr. Brockenbrough and Mr. Tattersall will cause LB&T to be reorganized, and the Fixed Income Unit of LB&T will be operated as a new Virginia corporation called Lowe Brockenbrough & Tattersall Strategic
Advisors, Inc. ("LBTSA"). The Reorganization Agreement provides that LB&T, LBTSA and their principals will be prohibited from engaging in the offering of, solicitation for and provision of services to competing accounts advised or managed by LB&T and LBTSA. The Equity and Municipal Unit of LB&T will continue to operate as Lowe Brockenbrough & Tattersall, Inc. As a result of this transaction, Mr. Brockenbrough will become the sole shareholder of LB&T and Mr. Tattersall will become the sole shareholder of LBTSA. The Reorganization could be viewed as constituting a "change in control" of LB&T for purposes of the 1940 Act, and a transaction which results in a change of control or management of an investment advisor may be deemed an "assignment" of its investment advisory agreement. The 1940 Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. Accordingly, the Board of Trustees proposes that a new investment advisory agreement between the Trust and LB&T (the "New Advisory Agreement") be approved by shareholders of the Fund.

         The Reorganization will be consummated on February 28, 1997 or such later date as may be agreed to by the parties to the Reorganization Agreement. Consummation of the Reorganization is subject to certain conditions, including, but not limited to: (i) receipt of an opinion from legal counsel that the Reorganization will be a nontaxable transaction under the Internal Revenue Code of 1986; (ii) receipt by both parties to the Reorganization of such licenses, permits, consents and approvals of third parties as are necessary for the consummation of the Reorganization; and (iii) the absence of any injunction, writ or temporary restraining order or any order of any nature issued by a court or governmental agency of competent jurisdiction directing that any material transaction provided for in the Reorganization Agreement may not be consummated.

         Upon completion of the Reorganization, LB&T will retain the services of all of the current management and investment personnel within its Equity and Municipal Unit. The employees of LB&T who currently provide portfolio management services to the Fund are expected to continue to provide such services and there will be no change in their responsibilities with respect to the Fund following the Reorganization. Furthermore, no changes in LB&T's method of operation, or the location where it conducts its business, are contemplated.

         THE NEW ADVISORY AGREEMENT. The terms and conditions of the New Advisory Agreement are substantially identical to those of the Present Advisory Agreement with the exception of the effective date and termination date, and certain other changes described below.

         Under the New Advisory Agreement, LB&T will select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust and the investment objectives, policies and restrictions of the Fund. Pursuant to the New Advisory Agreement, LB&T will also provide certain executive personnel for the Trust and any necessary office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund. LB&T will receive a fee from the Fund, computed and accrued daily and paid monthly, at an annual rate of .40% of the average value of the daily net assets of the Fund up to $250 million; .35% of such assets between $250 million and $500 million; and .30% of such assets in excess of $500 million. This is the same fee that LB&T currently receives from the Fund under the Present Advisory Agreement. During the fiscal year ended March 31, 1996, the Fund paid advisory fees of $9,576 (net of voluntary fee waivers) to LB&T for its services as investment advisor to the Fund.

         The New Advisory Agreement directs LB&T to give primary consideration to the best net price and the most favorable execution in the selection of brokers and dealers to execute portfolio transactions for the Fund. Consistent with this obligation, when LB&T believes two or more brokers are comparable in price and execution, LB&T may prefer brokers and dealers who provide the Fund with research advice and other valuable services.

     If the New Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the consummation of the Reorganization. The New Advisory Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by LB&T. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         The New Advisory Agreement provides that LB&T shall not be liable for any error of judgment, mistake of law or any loss whatsoever suffered by the Trust in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from LB&T's willful misfeasance, bad faith or gross negligence or from reckless disregard by LB&T, or a violation of the standard of care established by its obligations thereunder.

         The New Advisory Agreement differs from the Present Advisory Agreement in the following respects:

         (1) The Present Advisory Agreement provides that such Agreement will be construed in accordance with, and governed by, the laws of the State of North Carolina. Such decision was made with respect to the Present Advisory Agreement because the Fund's previous administrator, at the time the Present Advisory Agreement was executed, was located in North Carolina. The Fund's current administrator is not located in North Carolina, and the New Advisory Agreement provides that such Agreement will be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia because LB&T's offices are located in Virginia.

         (2) The New Advisory Agreement contains a provision, which is required to be included by the Trust's Agreement and Declaration of Trust, whereby LB&T agrees that the obligations assumed by the Fund pursuant to the New Advisory Agreement shall be limited in all cases to the Fund and its assets, and that LB&T shall not seek satisfaction of any such obligations from the shareholders of the Fund nor from the Trustees.

         The New Advisory Agreement is attached as Exhibit A. The description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

         In the event that shareholders of the Fund do not approve the New Advisory Agreement and the Reorganization is consummated, the Board of Trustees will promptly seek to obtain for the Fund interim advisory services either from LB&T or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Reorganization is not consummated for any reason, LB&T will continue to serve as the investment advisor of the Fund pursuant to the terms of the Present Advisory Agreement.

         INFORMATION ON LB&T. LB&T was organized as a Virginia corporation in 1970 and its shares are owned equally by Austin Brockenbrough III, and Fred T. Tattersall. LB&T is registered as an investment advisor with the U.S. Securities and Exchange Commission. Its address is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230. The directors and the principal executive officers of LB&T are Mr. Brockenbrough and Mr. Tattersall, who also serve as Trustees of the Trust. Following the Reorganization, Mr. Tattersall will no longer be a shareholder of LB&T or serve as an officer or director of LB&T.

         LB&T serves as the investment advisor to corporations, retirement trusts, pension and profit sharing plans, other business and institutional accounts and individuals, having aggregate assets under LB&T's management of approximately $5.5 billion. LB&T also serves as investment advisor to the following series of the Trust:


                                    Net Assets                    Rate of Compensation
Name of Fund                        (Sept 30, 1996)               Paid to LB&T
------------                        ---------------               ------------
The Jamestown                       $23,345,211                   .65% of first
Equity Fund                                                       $500 million of
                                                                  average daily net
                                                                  assets and .55% of
                                                                  such assets over
                                                                  $500 million

The Jamestown                       $27,137,934                   1.00% of average
International Equity                                              daily net assets
Fund

The Jamestown                       $63,886,296                   .65% of first
Balanced Fund                                                     $250 million of
                                                                  average daily net
                                                                  assets; .60% of
                                                                  such assets between
                                                                  $250 million and
                                                                  $500 million; and
                                                                  .55% of such assets
                                                                  in excess of
                                                                  $500  million

                                                    - 8 -


The Jamestown                       $77,867,730                   .375% of average
Bond Fund                                                         daily net assets

The Jamestown                       $ 9,508,901                   .375% of average
Short Term Bond Fund(*)                                           daily net assets

(*) During the fiscal year ended March 31, 1996, LB&T waived a portion of its advisory fee for such series. There is no assurance that any fee waiver will continue in the future.

         New advisory agreements for each of the foregoing series have also been submitted for shareholder approval. If such agreements are approved, and the Reorganization is consummated, LBTSA will replace LB&T as the investment advisor to The Jamestown Bond Fund and The Jamestown Short Term Bond Fund.

         Beth Ann Walk, CFA is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since the Fund's inception. Ms. Walk is an officer of the Fund and has been employed by LB&T since 1983.

         EVALUATION BY THE BOARD OF TRUSTEES. On February 3, 1997, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Advisory Agreement.

         In considering approval of the New Advisory Agreement, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether the New Advisory Agreement will be in the best interests of the Fund and its shareholders. In making the recommendation to approve the New Advisory Agreement, the Trustees evaluated the experience of LB&T's key personnel in institutional investing, the quality of services LB&T is expected to provide the Fund and the compensation proposed to be paid to LB&T. The Trustees have given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the performance of the Fund as compared to similar mutual funds; (3) the nature and the quality of the services expected to be rendered to the Fund by LB&T; (4) the distinct investment objective and policies of the Fund; (5) that the compensation payable to LB&T under the New Advisory Agreement will be at the same rate as the compensation now payable under the Present Advisory Agreement; (6) that the terms of the New Advisory Agreement are substantially the same as the terms of the Present Advisory Agreement except for different effective and termination dates, and certain other changes which the Trustees consider to be non-material; (7) the qualifications of the key personnel of LB&T; (8) the financial condition of LB&T; and (9) the commitment of LB&T and/or LBTSA to pay or reimburse the Fund after the Reorganization for expenses incurred in connection with the Reorganization.

         OTHER INFORMATION. MGF Service Corp. serves as the Fund's administrator, transfer and dividend disbursing agent, and accounting and pricing agent. The address of MGF Service Corp.
is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. MGF Service Corp is a wholly-owned subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Pursuant to an agreement dated December 10, 1996 between the shareholders of Leshner Financial, Inc. and Countrywide Credit Industries, Inc. ("CCI"), CCI has agreed to acquire all of the outstanding common stock of Leshner Financial, Inc. in exchange for newly issued common stock of CCI. Following such acquisition, which is expected to be consummated on or about February 28, 1997, Leshner Financial, Inc. will be a wholly-owned subsidiary of CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE
NEW ADVISORY AGREEMENT.

II.      RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Tait, Weller & Baker has been selected as the Fund's independent public accountants for the current fiscal year by the Board of Trustees, including a majority of the Independent Trustees. The employment of Tait, Weller & Baker is conditional upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

         Tait, Weller & Baker has acted as the Fund's independent public accountants since the Fund's commencement of operations. If the Fund's shareholders do not ratify the selection of Tait, Weller & Baker, other certified public accountants will be considered for selection by the Board of Trustees.

         Representatives of Tait, Weller & Baker are not expected to be present at the meeting, although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Tait, Weller & Baker are present, they will be available to respond to appropriate questions from shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE
SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT PUBLIC ACCOUNTANTS.

III.     OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                            By Order of the Board of Trustees

                                            John F. Splain
                                            Secretary

Date: February 3, 1997

-----------------------------------------------------------------
Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, entered into as of [ ], 1997, by and between WILLIAMSBURG INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), on behalf of THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, and LOWE BROCKENBROUGH & TATTERSALL, INC., a Virginia corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Trust is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Jamestown Tax Exempt Virginia Fund series of the Trust, and the Adviser is willing to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to The Jamestown Tax Exempt Virginia Fund series of the Trust (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

         (a) The Trust's Declaration of Trust, as filed with the Commonwealth of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");
         (b) The Trust's Bylaws (such Bylaws, as presently in effect and as they shall from time to time be amended, are herein called the "Bylaws");
         (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;
         (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended, relating to shares of beneficial interest of the Trust (herein called the "Shares") as filed with the Securities and

                 Exchange Commission ("SEC") and all amendments thereto;
         (e) The Fund's Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus").

         The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

         (a)        Will conform its activities to all applicable
                    Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;
         (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more brokers or dealers are comparable in price and execution, the Adviser may prefer brokers and dealers who provide the Fund with research advice and other valuable services;
         (c) Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and
         (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

4. SERVICES NOT EXCLUSIVE. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby PROVIDED, HOWEVER, that without the written consent of the Trustees, the Adviser will not serve as investment adviser to any other investment company having a similar investment objective to that of the Fund.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust.

6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay the entire cost of the promotion and sale of Fund shares.

         Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the following:

         (a)      Taxes, interest charges and extraordinary expenses;
         (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;
         (c) Fees and expenses of the custodian of the Fund's portfolio securities;
         (d) Fees and expenses of the Fund's administration agent, the Fund's transfer and shareholder servicing agent and the Fund's accounting agent or, if the Trust performs any such services without an agent, the costs of the same;
         (e)      Auditing and legal expenses;
         (f) Cost of maintenance of the Trust's existence as a legal entity;
         (g) Compensation of Trustees who are not interested persons of the Adviser as that term is defined by law;
         (h)      Costs of Trust meetings;
         (i) Federal and State registration or qualification fees and expenses;
         (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders; and

         (k) The investment advisory fee payable to the Adviser, as provided in paragraph 7 herein.

  7. COMPENSATION. For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, the Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five
         (5) business days thereafter, according to the following schedule:

                NET ASSETS                                     ANNUAL RATE

         On the first $250 million                                0.40%
         On the next $250 million                                 0.35%
         On all assets over $500 million                          0.30%

8.(a) LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8(b) INDEMNIFICATION OF ADVISER. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; PROVIDED, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

              As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the

         Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

              The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to indemnification to which the Adviser may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

              The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. DURATION AND TERMINATION. This Agreement shall be effective on the date hereof and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, PROVIDED such continuance is specifically approved annually:

         (a) By a vote of the majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

         (b) By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

         Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of this change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. SHAREHOLDER LIABILITY. The Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Agreement and Declaration of Trust of the Trust, which is on file with the Secretary of the Commonwealth of Massachusetts, and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Advisor agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

13. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:                    WILLIAMSBURG INVESTMENT TRUST

By:______________________  By:__________________________

Title:___________________  Title:_______________________

ATTEST:                    LOWE, BROCKENBROUGH & TATTERSALL, INC.

By:______________________  By:___________________________

Title:___________________  Title:________________________